    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 2004

                                              SECURITIES ACT FILE NO. 333-
                                       INVESTMENT COMPANY ACT FILE NO. 811-09993
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                        FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)

      [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      [ ] PRE-EFFECTIVE AMENDMENT NO.
      [ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

      [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      [x] AMENDMENT NO. 10

                              -------------------

                                 COHEN & STEERS
                       ADVANTAGE INCOME REALTY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                WITH COPIES TO:

                              SARAH E. COGAN, ESQ.
                         SIMPSON THACHER & BARTLETT LLP
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================================================================
                                                             PROPOSED            PROPOSED
                                                              MAXIMUM            MAXIMUM
                                          AMOUNT BEING       OFFERING           AGGREGATE             AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED     REGISTERED    PRICE PER UNIT(1)   OFFERING PRICE(1)   REGISTRATION FEES(1)
----------------------------------------------------------------------------------------------------------------------
Series     Preferred Shares, par value
  $0.001................................       20             $25,000            $500,000               $63.35
Series     Preferred Shares, par value
  $0.001................................       20             $25,000            $500,000               $63.35
=====================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

                              ----------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                             CROSS REFERENCE SHEET
                              PART A -- PROSPECTUS

                          ITEM IN PART A OF FORM N-2
                            SPECIFIED IN PROSPECTUS                       LOCATION IN PROSPECTUS
                            -----------------------                       ----------------------
Item 1.      Outside Front Cover..................................  Cover Page
Item 2.      Inside Front and Outside Back Cover Page.............  Cover Page; Inside Front Cover
                                                                      Page; Outside Back Cover Page
Item 3.      Fee Table and Synopsis...............................  Inapplicable
Item 4.      Financial Highlights.................................  Financial Highlights
Item 5.      Plan of Distribution.................................  Cover Page; Prospectus Summary;
                                                                      Underwriting
Item 6.      Selling Stockholders.................................  Inapplicable
Item 7.      Use of Proceeds......................................  Use of Proceeds; Investment
                                                                      Objectives and Policies
Item 8.      General Description of the Registrant................  Cover Page; Prospectus Summary;
                                                                      The Fund; Investment Objectives
                                                                      and Policies; Risk Factors; How
                                                                      the Fund Manages Risk
Item 9.      Management...........................................  Prospectus Summary; Management of
                                                                      the Fund; How the Fund Manages
                                                                      Risk
Item 10.     Capital Stock, Long-Term Debt, and Other
               Securities.........................................  Capitalization; Investment
                                                                      Objectives and Policies; U.S.
                                                                      Federal Taxation; Description of
                                                                      Preferred Shares; Description of
                                                                      Common Shares
Item 11.     Defaults and Arrears on Senior Securities............  Inapplicable
Item 12.     Legal Proceedings....................................  Inapplicable
Item 13.     Table of Contents of the Statement of Additional
               Information........................................  Table of Contents for the
                                                                      Statement of Additional
                                                                      Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

                                                                          LOCATION IN STATEMENT
                          ITEMS IN PART B OF FORM N-2                   OF ADDITIONAL INFORMATION
                          ---------------------------                   -------------------------
Item 14.     Cover Page...........................................  Cover Page
Item 15.     Table of Contents....................................  Table of Contents
Item 16.     General Information and History......................  General Information
Item 17.     Investment Objectives and Policies...................  Additional Information about Fund
                                                                      Investment Objectives and
                                                                      Policies; Investment
                                                                      Restrictions
Item 18.     Management...........................................  Management of the Fund;
                                                                      Compensation of Directors
Item 19.     Control Persons and Principal Holders of
               Securities.........................................  Management of the Fund
Item 20.     Investment Advisory and Other Services...............  Investment Advisory and Other
                                                                      Services
Item 21.     Brokerage Allocation and Other Practices.............  Portfolio Transactions and
                                                                      Brokerage; Determination of Net
                                                                      Asset Value
Item 22.     Tax Status...........................................  U.S. Federal Taxation
Item 23.     Financial Information................................  Report of Independent Registered
                                                                      Public Accounting Firm; Financial
                                                                      Statements

                                     PART C -- OTHER INFORMATION

Item 24-33.  have been answered in Part C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED OCTOBER , 2004

PROSPECTUS

                                                        [COHEN & STEERS
                                                 ADVANTAGE INCOME REALTY LOGO]

                                       $
                                 COHEN & STEERS
                       ADVANTAGE INCOME REALTY FUND, INC.
                         AUCTION RATE PREFERRED SHARES
                              SHARES, SERIES
                              SHARES, SERIES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               -----------------

    Cohen & Steers Advantage Income Realty Fund, Inc. is offering
Series    Auction Rate Preferred Shares and     Series     Auction Rate
Preferred Shares. The shares are referred to in this prospectus as 'Preferred Shares.' The Fund is a non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. Under normal market conditions, the Fund will invest at least 90% of its total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of the Fund's total assets will be invested in income producing equity securities issued by REITs. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 25% of its total assets in

                                                   (continued on following page)

    INVESTING IN PREFERRED SHARES INVOLVES RISKS. SEE 'RISK FACTORS' BEGINNING ON PAGE 24 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

                              -------------------

                                                             PER SHARE                   TOTAL
                                                             ---------                   -----
Public offering price...................................      $25,000                 $
Sales load..............................................      $                       $
Proceeds to the Fund(1).................................      $                       $

    (1) Not including offering expenses payable by the Fund estimated to be
        $      .

    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The underwriters are offering the Preferred Shares subject to various conditions. The Preferred Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company, on or about
            , 2004.

                               -----------------





                               -----------------
               The date of this prospectus is             , 2004.

non-investment grade preferred stock or debt securities (commonly known as 'high-yield' or 'junk bonds'). The Fund will not invest more than 10% of its total assets in illiquid real estate securities. There can be no assurance that the Fund will achieve its investment objectives. See 'Investment Objectives and Policies.' The Fund's investment manager is Cohen & Steers Capital Management, Inc.

    Investors in the Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The Preferred Shares have a liquidation preference of $25,000
per share, plus any accumulated, unpaid dividends. As of September   , 2004, the
Fund had outstanding 9,200 shares of four other series of preferred stock: 2,500 Series M Auction Rate Cumulative Preferred Shares, par value $.001 per share (the 'Series M Preferred Shares'), 2,500 Series W Auction Rate Cumulative Preferred Shares, par value $.001 per share (the 'Series W Preferred Shares'), 2,040 Series TH Auction Rate Cumulative Preferred Shares, par value $.001 per share (the 'Series TH Preferred Shares') and 2,160 Series F28 Auction Market Preferred Shares, par value $.001 per share (the 'Series F28 AMPS'). The Preferred Shares offered in this Prospectus rank on a parity with the Series M Preferred Shares, the Series W Preferred Shares, the Series TH Preferred Shares and the Series F28 AMPS with respect to dividends and liquidation preference. The Preferred Shares have priority over the Fund's common shares as to dividends and distribution of assets as described in this Prospectus. See 'Description of
Preferred Shares.' The dividend rate for the initial dividend period will be   %
for the Series     Preferred Shares and   % for the Series     Preferred Shares.
The initial dividend period is from the date of issuance through           ,
2004 for the Series     Preferred Shares and            , 2004 for the Series
    Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held every seven days in
the case of Series    Preferred Shares and every 28 days in the case of Series
   Preferred Shares. Prospective purchasers should note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell the Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in the Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem the Preferred Shares as described under 'Description of Preferred
Shares -- Redemption.'

    The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    The Preferred Shares will be senior to the Fund's outstanding common shares. The Preferred Shares are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RLF.' It is a condition of closing this offering that the Preferred Shares be offered with a rating of 'AAA' from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P') and of 'Aaa' from Moody's Investors Service, Inc. ('Moody's').

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   17
The Fund....................................................   19
Use of Proceeds.............................................   19
Capitalization..............................................   20
Investment Objectives and Policies..........................   21
Use of Leverage.............................................   23
Risk Factors................................................   24
How the Fund Manages Risk...................................   31
Management of the Fund......................................   33
Description of Preferred Shares.............................   35
The Auction.................................................   44
Description of Common Shares................................   48
Certain Provisions of the Charter and By-Laws...............   48
Conversion to Open-End Fund.................................   50
Repurchase of Common Shares.................................   50
U.S. Federal Taxation.......................................   51
Underwriting................................................   55
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   56
Legal Opinions..............................................   56
Independent Registered Public Accounting Firm...............   56
Further Information.........................................   56
Table of Contents for the Statement of Additional
  Information...............................................   57

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE ARE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE HAVE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ THE PROSPECTUS BEFORE DECIDING WHETHER TO INVEST AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL
INFORMATION, DATED            , 2004 (THE 'SAI') CONTAINING ADDITIONAL
INFORMATION ABOUT THE FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. YOU CAN REVIEW THE TABLE OF CONTENTS OF THE SAI ON PAGE 57 OF THIS PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE SAI BY CALLING (800) 437-9912. YOU MAY ALSO OBTAIN THE SAI AND OTHER INFORMATION REGARDING THE FUND ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should review the more detailed information contained in this Prospectus and in the SAI, especially the information set forth under the heading 'Risk Factors.'

THE FUND.....................................  The Cohen & Steers Advantage Income Realty Fund, Inc.
                                               (the 'Fund') is a non-diversified, closed-end
                                               management investment company. The Fund was organized
                                               as a Maryland corporation on June 21, 2000 and is
                                               registered under the Investment Company Act of 1940,
                                               as amended (the '1940 Act'). The Fund commenced
                                               investment operations on May 31, 2001 upon the
                                               closing of an initial public offering of 22,000,000
                                               common shares, par value $.001 per share ('Common
                                               Shares'). The Fund issued 2,500 Series M Preferred
                                               Shares and 2,500 Series W Preferred Shares on
                                               July 25, 2001, 2,040 Series TH Preferred Shares on
                                               December 13, 2002 and 2,160 Series F28 AMPS on
                                               September 15, 2003. As of             , 2004, the
                                               Fund had   Common Shares outstanding, 9,200 shares of
                                               preferred stock outstanding and net assets, plus the
                                               liquidation value of the Series M Preferred Shares,
                                               Series W Preferred Shares and Series TH Preferred
                                               Shares and Series F28 AMPS, of $  . The Fund's
                                               principal office is located at 757 Third Avenue, New
                                               York, New York 10017, and its telephone number is
                                               (212) 832-3232.

THE OFFERING.................................  The Fund is offering     Series   auction rate
                                               preferred shares, par value $.001 and     Series
                                               auction rate preferred shares, par value $.001 (the
                                               'Preferred Shares'), at a purchase price of $25,000
                                               per share plus dividends, if any, that have
                                               accumulated from the date the Fund first issues the
                                               Preferred Shares. The Preferred Shares are offered
                                               through a group of underwriters led by
                                                    .

                                               The Preferred Shares entitle their holders to receive
                                               cash dividends at an annual rate that may vary for
                                               the successive dividend periods for the Preferred
                                               Shares. In general, except as described under
                                               ' -- Dividends and Rate Periods' below and
                                               'Description of Preferred Shares -- Dividends and
                                               Rate Periods,' the dividend periods for the Preferred
                                               Shares will be seven days in the case of the
                                               Series    Preferred Shares and 28 days

                                               in the case of the Series    Preferred Shares. The
                                               auction agent will determine the dividend rate for a
                                               particular period by an auction conducted on the
                                               business day immediately prior to the start of that
                                               dividend period. See 'The Auction.'

                                               The Preferred Shares are not listed on an exchange.
                                               Instead, investors may buy or sell the Preferred
                                               Shares in an auction by submitting orders to
                                               broker-dealers that have entered into an agreement
                                               with the auction agent and the Fund.

                                               Generally, investors in the Preferred Shares will not
                                               receive certificates representing ownership of their
                                               shares. The securities depository (The Depository
                                               Trust Company or any successor) or its nominee for
                                               the account of the investor's broker-dealer will
                                               maintain record ownership of the Preferred Shares in
                                               book-entry form. An investor's broker-dealer, in
                                               turn, will maintain records of that investor's
                                               beneficial ownership of the Preferred Shares.

                                               An investor may consider whether to invest in a
                                               particular series based on the series' rate of
                                               return, the investor's time horizon for investment
                                               and the investor's liquidity preference. Investors
                                               can choose between two tranches. The Series
                                               Preferred Shares have a seven-day dividend period.
                                               The Series   Preferred Shares have a 28-day dividend
                                               period. The Series   Preferred Shares, or 28-day
                                               tranche, may be suited for investors with a longer
                                               investment time horizon. The seven-day tranche and
                                               the 28-day tranche have approximately the same rate
                                               of return (except to the extent short-term rates may
                                               vary from day to day) but vary with respect to the
                                               day of the week in the case of a seven-day tranche or
                                               time of the month in the case of a 28-day tranche the
                                               auction is conducted. Moveover, an investor may
                                               choose the seven-day tranche or the 28-day tranche
                                               based on their liquidity needs at a particular time
                                               of the week.

RATINGS......................................  The Fund will issue the Preferred Shares only if such shares have received a credit quality rating of 'AAA'
                                               from S&P and 'Aaa' from Moody's. These ratings are an
                                               assessment of the capacity and willingness of an
                                               issuer to pay preferred stock obligations. The
                                               ratings are not a recommendation to purchase, hold or
                                               sell those shares inasmuch as the rating does not
                                               comment as to

                                               the market price or suitability for a particular
                                               investor. The ratings described above also do not
                                               address the likelihood that an owner of the Preferred
                                               Shares will be able to sell such shares in an auction
                                               or otherwise. The ratings are based on current
                                               information furnished to Moody's and S&P by the Fund
                                               and the Investment Manager and information obtained
                                               from other sources. The ratings may be changed,
                                               suspended or withdrawn in the rating agencies'
                                               discretion as a result of changes in, or the
                                               unavailability of, such information. See 'Description
                                               of Preferred Shares -- Rating Agency Guidelines.'

USE OF PROCEEDS..............................  The net proceeds of the Preferred Shares will be invested in accordance with the policies set forth
                                               under 'Investment Objectives and Policies.' The Fund
                                               estimates that the net proceeds of this offering will
                                               be fully invested in accordance with our investment
                                               objectives and policies within four months of
                                               completion of this offering.

INVESTMENT OBJECTIVES AND POLICIES...........  The Fund's primary investment objective is high current income through investment in real estate
                                               securities. The Fund's secondary investment objective
                                               is capital appreciation. The Fund's investment
                                               objectives and certain investment policies are
                                               considered fundamental and may not be changed without
                                               stockholder approval. See 'Investment Objectives and
                                               Policies.'

                                               Under normal market conditions, the Fund invest at
                                               least 90% of our total assets in common stocks,
                                               preferred stocks and other equity securities issued
                                               by real estate companies, such as REITs. At least 80%
                                               of the Fund's total assets will be invested in income
                                               producing equity securities issued by REITs, and
                                               substantially all of the equity securities of real
                                               estate companies in which it invests are traded on a
                                               national securities exchange or in the
                                               over-the-counter markets.

                                               A real estate company generally derives at least 50%
                                               of its revenue from real estate or has at least 50%
                                               of its assets in real estate. A REIT is a company
                                               dedicated to owning, and usually operating, income
                                               producing real estate, or to financing real estate.
                                               REITs are generally not taxed on income distributed
                                               to stockholders provided they distribute to their
                                               stockholders substantially all of their income and
                                               otherwise comply with the requirements

                                               of the Internal Revenue Code of 1986, as amended (the
                                               'Code'). As a result, REITs generally pay relatively
                                               high dividends (as compared to other types of
                                               companies) and the Fund intends to use these REIT
                                               dividends in an effort to meet its objective of high
                                               current income. The Fund may invest up to 10% of its
                                               total assets in debt securities issued or guaranteed
                                               by real estate companies. The Fund currently invests
                                               approximately 70% of its total assets in common stock
                                               of real estate companies and approximately 30% of its
                                               total assets in preferred stock of real estate
                                               companies, although the actual percentage of common
                                               and preferred stocks in the Fund's investment
                                               portfolio may vary over time. The Fund will not
                                               invest more than 25% of its total assets in preferred
                                               stock or debt securities rated below investment grade
                                               (commonly known as 'high-yield' or 'junk bonds') or
                                               unrated securities of comparable quality. The Fund
                                               will not invest more than 10% of its total assets in
                                               illiquid real estate securities. All of the Fund's
                                               investments will be in securities of U.S. issuers and
                                               it will generally not invest more than 10% of its
                                               total assets in the securities of one issuer. There
                                               can be no assurance that the Fund's investment
                                               objectives will be achieved. See 'Investment
                                               Objectives and Policies.'

                                               In making investment decisions about particular
                                               REITs, the Investment Manager relies on a fundamental
                                               analysis of each REIT's potential for success in
                                               light of the REIT's current financial condition, its
                                               real estate industry and sector position, and
                                               economic and market conditions. The Investment
                                               Manager also evaluates a number of factors, including
                                               growth potential, earnings estimates and the quality
                                               of management.

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager of
                                               the Fund pursuant to an Investment Management
                                               Agreement. The Investment Manager, which was formed
                                               in 1986, and as of July 14, 2004, had approximately
                                               $15.1 billion in assets under management. Its clients
                                               include pension plans, endowment funds and mutual
                                               funds, including some of the largest open-end and
                                               closed-end real estate funds. The Investment Manager,
                                               whose principal address is 757 Third Avenue, New
                                               York, New York 10017, also is responsible for
                                               providing

                                               administrative services and assisting the Fund with
                                               operational needs pursuant to an administration
                                               agreement (the 'Administration Agreement'). In
                                               accordance with the terms of the Administration
                                               Agreement, the Fund has entered into an agreement
                                               with State Street Bank and Trust Company ('State
                                               Street Bank') to perform certain administrative
                                               functions subject to the supervision of the
                                               Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the Fund --
                                               Administration and Sub-Administration Agreement.'

USE OF LEVERAGE..............................  The Fund may, but is not required to, use financial leverage for investment purposes. In addition to
                                               issuing Preferred Shares, the Fund may borrow money
                                               or issue debt securities such as commercial paper or
                                               notes. Any such borrowings will have seniority over
                                               Preferred Shares, and payments to holders of
                                               Preferred Shares in liquidation or otherwise will be
                                               subject to the prior payment of any borrowings. Since
                                               the Investment Manager's fee is based upon a
                                               percentage of the Fund's managed assets, which
                                               include assets attributable to any outstanding
                                               leverage, the investment management fee will be
                                               higher if the Fund is leveraged and the Investment
                                               Manager will have an incentive to be more aggressive
                                               and leverage the Fund. See 'Use of Leverage.'

PRINCIPAL INVESTMENT RISKS...................  Risk is inherent in all investing. Therefore, before investing in the Preferred Shares and the Fund you
                                               should consider certain risks carefully. The primary
                                               risks of investing in the Preferred Shares are:

                                                  the Fund will not be permitted to declare
                                                  dividends or other distributions with respect to your
                                                  Preferred Shares or redeem your Preferred Shares
                                                  unless the Fund meets certain asset coverage
                                                  requirements required by the 1940 Act and the
                                                  rating agencies;

                                                  if you try to sell your Preferred Shares between
                                                  auctions you may not be able to sell any or all of
                                                  your shares or you may not be able to sell them
                                                  for $25,000 per share or $25,000 per share plus
                                                  accumulated but unpaid dividends, if any, whether
                                                  or not earned or declared. If the Fund has
                                                  designated a special rate period, changes in
                                                  interest rates could affect the price you would
                                                  receive if you sold your shares in the secondary
                                                  market. You may transfer your

                                                  shares outside of auctions only to or through a
                                                  broker-dealer that has entered into an agreement
                                                  with the auction agent and the Fund or other
                                                  person as the Fund permits.

                                                  if an auction fails, you may not be able to sell
                                                  some or all of your Preferred Shares;

                                                  you may receive less than the price you paid for
                                                  your Preferred Shares if you sell them outside of the
                                                  auction, especially when market interest rates are
                                                  rising;

                                                  a rating agency could downgrade the rating
                                                  assigned to the Preferred Shares, which could affect
                                                  liquidity;

                                                  the Fund may be forced to redeem your Preferred
                                                  Shares to meet regulatory or rating agency
                                                  requirements or may voluntarily redeem your shares
                                                  in certain circumstances;

                                                  restrictions imposed by the 1940 Act and by rating
                                                  agencies on the declaration and payment of
                                                  dividends to the holders of the Fund's Common
                                                  Shares and Preferred Shares might impair the
                                                  Fund's ability to maintain its qualification as a
                                                  regulated investment company for federal income
                                                  tax purposes;

                                                  in certain circumstances the Fund may not earn
                                                  sufficient income from its investments to pay
                                                  dividends on the Preferred Shares;

                                                  the Preferred Shares will be junior to any
                                                  borrowings;

                                                  any borrowings may constitute a substantial lien
                                                  and burden on the Preferred Shares by reason of its
                                                  priority claim against the income of the Fund and
                                                  against the net assets of the Fund in liquidation;

                                                  if the Fund leverages through borrowings, the Fund
                                                  may not be permitted to declare dividends or other
                                                  distributions with respect to the Preferred Shares
                                                  or purchase Preferred Shares unless at the time
                                                  thereof the Fund meets certain asset coverage
                                                  requirements and the payments of principal and of
                                                  interest on any such borrowings are not in
                                                  default;

                                                  the value of the Fund's investment portfolio may
                                                  decline, reducing the asset coverage for the
                                                  Preferred Shares; and

                                                  if an issuer of a common stock in which the Fund
                                                  invests experiences financial difficulties or if
                                                  an issuer's preferred stock or debt security is
                                                  downgraded or defaults or if an issuer in which
                                                  the Fund invests is affected by other adverse
                                                  market factors, there may be a negative impact on
                                                  the income and/or asset value of the Fund's
                                                  investment portfolio.

                                               In addition, although the offering of the Preferred
                                               Shares is conditioned upon receipt of ratings of
                                               'AAA' from S&P and 'Aaa' from Moody's for the
                                               Preferred Shares, there are additional risks related
                                               to the investment policies of the Fund, such as:

                                               Real Estate Risks. Since the Fund concentrates its
                                               assets in the real estate industry, the Fund's
                                               investments will be closely linked to the performance
                                               of the real estate markets. Property values may fall
                                               due to increasing vacancies or declining rents
                                               resulting from economic, legal, cultural or
                                               technological developments. REIT prices also may drop
                                               because of the failure of borrowers to pay their
                                               loans and poor management. Many REITs utilize
                                               leverage, which increases investment risk and could
                                               adversely affect a REIT's operations and market value
                                               in periods of rising interest rates as well as risks
                                               normally associated with debt financing. In addition,
                                               there are specific risks associated with particular
                                               sectors of real estate investments such as retail,
                                               office, hotel, healthcare, and multifamily
                                               properties.

                                               The Fund may also invest in preferred stocks and debt
                                               securities of real estate companies. These securities
                                               also are more sensitive to changes in interest rates
                                               than common stocks. When interest rates rise, the
                                               value of preferred stocks and debt securities may
                                               fall.

                                               Lower-rated Securities Risk. Lower-rated preferred
                                               stock or debt securities, or equivalent unrated
                                               securities, which are commonly known as 'high-yield'
                                               or 'junk bonds,' generally involve greater volatility
                                               of price and risk of loss of income and principal,
                                               and may be more susceptible to real or perceived
                                               adverse economic and competitive industry conditions
                                               than higher grade securities. It is reasonable to
                                               expect that any adverse economic conditions could
                                               disrupt the market for lower-rated securities, have
                                               an adverse impact on the value of those securities,
                                               and adversely affect the ability of the

                                               issuers of those securities to repay principal and
                                               interest on those securities.

                                               Market Disruption Risk. The aftermath of the war in
                                               Iraq and the continuing occupation of Iraq,
                                               instability in the Middle East and terrorist attacks
                                               in the U.S. and around the world have resulted in
                                               recent market volatility and may have long-term
                                               effects on the U.S. and worldwide financial markets
                                               and may cause further economic uncertainties in the
                                               U.S. and worldwide. The Fund does not know how long
                                               the securities markets will continue to be affected
                                               by these events and cannot predict the effects of the
                                               occupation or similar events in the future on the
                                               U.S. economy and securities markets.

                                               Anti-Takeover Provisions. Certain provisions of the
                                               Fund's Articles of Incorporation (which, as hereafter
                                               amended, restated or supplemented from time to time,
                                               and together with the Articles Supplementary, is
                                               referred to as the 'Charter') and By-Laws may have
                                               the effect of limiting the ability of other entities
                                               or persons to acquire control of the Fund or to
                                               change the Fund's structure. These provisions may
                                               also have the effect of depriving you of an
                                               opportunity to redeem your Preferred Shares. These
                                               include provisions for staggered terms of office for
                                               Directors, super-majority voting requirements for
                                               merger, consolidation, liquidation, termination and
                                               asset sale transactions, amendments to the Charter
                                               and conversion to open-end status. See 'Certain
                                               Provisions of the Charter and By-Laws.'

                                               For further discussion of the risks associated with
                                               investing in the Preferred Shares and the Fund, see
                                               'Risk Factors.'

DIVIDENDS AND RATE PERIODS...................  The table below shows the dividend rate, the dividend payment date and the number of days for the initial
                                               dividend period on the Preferred Shares offered in
                                               this Prospectus. For subsequent dividend periods, the
                                               Preferred Shares will pay dividends based on a rate
                                               set at auctions, normally held every seven days in
                                               the case of the Series   Preferred Shares and 28 days
                                               in the case of the Series   Preferred Shares. In most
                                               instances, dividends are payable on the first
                                               business day following the end of the dividend
                                               period. If the day on which dividends otherwise would
                                               be paid is not a business day,

                                               then dividends will be paid on the first business day
                                               that falls after that day.

                                               The dividend payment date for special dividend
                                               periods of more than seven days in the case of the
                                               Series   Preferred Shares and 28 days in the case of
                                               the Series   Preferred Shares will be set out in the
                                               notice designating a special dividend period.
                                               Dividends on the Preferred Shares will be cumulative
                                               from the date the Preferred Shares are first issued
                                               and will be paid out of legally available funds.

                                                                                  DIVIDEND
                                                                   INITIAL      PAYMENT DATE        NUMBER OF
                                                                   DIVIDEND     FOR INITIAL      DAYS OF INITIAL
                                                                     RATE     DIVIDEND PERIOD    DIVIDEND PERIOD
                                                                     ----     ---------------    ---------------
                                                 Series    ......        %              , 2004          days
                                                 Series    ......        %              , 2004          days

                                               The Fund may, subject to certain conditions,
                                               designate special dividend periods of more than seven
                                               days in the case of the Series    Preferred Shares
                                               and more than 28 days in the case of the Series
                                               Preferred Shares.

                                               The Fund may not designate a special rate period
                                               unless sufficient clearing bids were made in the most
                                               recent auction. In addition, full cumulative
                                               dividends, any amounts due with respect to mandatory
                                               redemptions and any additional dividends payable
                                               prior to such date must be paid in full. The Fund
                                               also must have received confirmation from Moody's and
                                               S&P or any substitute rating agency that the proposed
                                               special rate period will not adversely affect such
                                               agency's then-current rating on the Preferred Shares
                                               and the lead Broker-Dealer designated by the Fund,
                                               initially             , must not have objected to
                                               declaration of a special rate period.

                                               See 'Description of Preferred Shares -- Dividends and
                                               Rate Periods' and ' -- Designation of Special Rate
                                               Periods' and 'The Auction.'

SECONDARY MARKET TRADING.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in the Preferred
                                               Shares outside of auctions. There can be no assurance
                                               that a secondary market will provide owners with
                                               liquidity. You may transfer shares outside of
                                               auctions only to or through a broker-dealer that has
                                               entered into an agreement with

                                               the auction agent and the Fund or other persons as
                                               the Fund permits.

INTEREST RATE TRANSACTIONS...................  In order to seek to reduce the interest rate risk inherent in our underlying investments and capital
                                               structure, the Fund may enter into interest rate swap
                                               or cap transactions. The use of interest rate swaps
                                               and caps is a highly specialized activity that
                                               involves investment techniques and risks different
                                               from those associated with ordinary portfolio
                                               security transactions. In an interest rate swap, the
                                               Fund would agree to pay to the other party to the
                                               interest rate swap (which is known as the
                                               'counter-party') a fixed rate payment in exchange for
                                               the counter-party agreeing to pay to the Fund a
                                               variable rate payment that is intended to approximate
                                               the Fund's variable rate payment obligation on the
                                               Preferred Shares. The payment would be based on the
                                               notional amount of the swap. In an interest rate cap,
                                               the Fund would pay a premium to the counter-party to
                                               the interest rate cap and, to the extent that a
                                               specified variable rate index exceeds a predetermined
                                               fixed rate, would receive from the counter-party
                                               payments of the difference based on the notional
                                               amount of such cap. If the counter-party to an
                                               interest rate swap or cap defaults, the Fund would be
                                               obligated to make the payments that it had intended
                                               to avoid. Depending on the general state of
                                               short-term interest rates and the returns on the
                                               Fund's portfolio securities at that point in time,
                                               this default could negatively impact the Fund's
                                               ability to make dividend payments on the Preferred
                                               Shares. In addition, at the time an interest rate
                                               swap or cap transaction reaches its scheduled
                                               termination date, there is a risk that the Fund will
                                               not be able to obtain a replacement transaction or
                                               that the terms of the replacement will not be as
                                               favorable as on the expiring transaction. If this
                                               occurs, it could have a negative impact on the Fund's
                                               ability to make dividend payments on the Preferred
                                               Shares. If the Fund fails to maintain the required
                                               asset coverage with respect to all shares of
                                               outstanding preferred stock of the Fund, including
                                               the outstanding Preferred Shares, or fails to comply
                                               with other covenants, the Fund may be required to
                                               redeem some or all of these shares. Such redemption
                                               likely would result in the Fund seeking to terminate
                                               early all or a portion of any swap or cap

                                               transaction. Early termination of the swap could
                                               result in a termination payment by or to the Fund.
                                               Early termination of a cap could result in a
                                               termination payment to the Fund. The Fund intends to
                                               maintain in a segregated account with its custodian
                                               cash or liquid securities having a value at least
                                               equal to the value of the Fund's net payment
                                               obligations under any swap transaction, marked to
                                               market daily. The Fund would not enter into interest
                                               rate swap or cap transactions having a notional
                                               amount that exceeded the outstanding amount of the
                                               Preferred Shares. See 'How the Fund Manages
                                               Risk -- Interest Rate Transactions' for additional
                                               information.

ASSET MAINTENANCE............................  Under the Fund's Articles Supplementary for the
                                               Preferred Shares, which establishes and fixes the
                                               rights and preferences of the Preferred Shares (and
                                               the respective Articles Supplementary for the
                                               Series M, Series W and Series TH Preferred Shares
                                               and Series F28 AMPS), the Fund must maintain:

                                                  asset coverage of the Preferred Shares and the
                                                  Series M, Series W, Series TH Preferred Shares and
                                                  Series F28 AMPS, as required by the rating agency,
                                                  and

                                                  asset coverage of at least 200% with respect to
                                                  all outstanding shares of preferred stock of the
                                                  Fund, including the Preferred Shares.

                                               In the event that the Fund does not maintain or cure
                                               these coverage tests, some or all of the Preferred
                                               Shares will be subject to mandatory redemption. See
                                               'Description of Preferred Shares -- Redemption.'

                                               Based on the composition of the Fund's portfolio as
                                               of September   , 2004, the asset coverage of the
                                               Preferred Shares (and of the Series M, Series W and
                                               Series TH Preferred Shares and Series F28 AMPS) as
                                               measured pursuant to the 1940 Act would be
                                               approximately     % if the Fund were to issue all of
                                               the Preferred Shares offered in this Prospectus,
                                               representing approximately   % of the Fund's managed
                                               assets (as defined below).

REDEMPTION...................................  The Fund does not expect to and ordinarily will not redeem the Preferred Shares. However, under the
                                               Articles Supplementary, it may be required to redeem
                                               the Preferred Shares in order, for example, to meet
                                               an

                                               asset coverage ratio or to correct a failure to meet
                                               a rating agency guideline in a timely manner. The
                                               Fund may also voluntarily redeem shares of preferred
                                               stock, including the Preferred Shares, without the
                                               consent of holders of the shares of preferred stock,
                                               including the Preferred Shares, under certain
                                               conditions. See 'Description of Preferred
                                               Shares -- Redemption.'

LIQUIDATION PREFERENCE.......................  The liquidation preference (that is, the amount the
                                               Fund must pay to holders of the Preferred Shares if
                                               the Fund is liquidated) for the Preferred Shares will
                                               be $25,000 per share plus accumulated but unpaid
                                               dividends, if any, whether or not earned or declared.

VOTING RIGHTS................................  The 1940 Act requires that the holders of the
                                               Preferred Shares and the holders of any other series
                                               of preferred stock of the Fund, voting together as a
                                               separate class, have the right to:

                                                  elect at least two directors at all times, and

                                                  elect a majority of the directors if at any time

                                                  the Fund fails to pay dividends on the Preferred
                                                  Shares or any other series of preferred stock of
                                                  the Fund for two full years and will continue to
                                                  be so represented until all dividends in arrears
                                                  have been paid or otherwise provided for.

                                               The holders of the Preferred Shares and the holders
                                               of any other series of preferred stock of the Fund,
                                               will vote as a separate class or series on other
                                               matters as required under the Fund's Charter, the
                                               1940 Act and Maryland law. On all other matters,
                                               holders of the Preferred Shares will vote together
                                               with holders of Common Shares and each share of any
                                               other series of preferred stock of the Fund. Each
                                               Common Share, each share of the Preferred Shares and
                                               each share of any other series of preferred stock of
                                               the Fund is entitled to one vote per share.

FEDERAL INCOME TAXATION......................  The distributions with respect to the Preferred
                                               Shares (other than distributions in redemption of the
                                               Preferred Shares subject to Section 302(b) of the
                                               Code) will constitute dividends to the extent of the
                                               Fund's current or accumulated earnings and profits,
                                               as calculated for federal income tax purposes. Such
                                               dividends generally will, except in the case of
                                               distributions of qualified dividend income and net
                                               capital gains, be taxable as ordinary income to
                                               holders. Distributions of net capital gain that are

                                               designated by the Fund as capital gain dividends will
                                               be treated as long-term capital gains in the hands of
                                               holders receiving such distributions. The Internal
                                               Revenue Service ('IRS') currently requires that a
                                               regulated investment company that has two or more
                                               classes of stock allocate to each such class
                                               proportionate amounts of each type of its income
                                               (such as ordinary income and capital gains) based
                                               upon the percentage of total dividends distributed to
                                               each class for the tax year. Accordingly, the Fund
                                               intends each year to allocate capital gain dividends,
                                               dividends qualifying for the dividends received
                                               deduction and dividends derived from qualified
                                               dividend income, if any, between its Common Shares,
                                               the Preferred Shares and the Series M, Series W and
                                               Series TH Preferred Shares and Series F28 AMPS in
                                               proportion to the total dividends paid to each class
                                               or series during or with respect to such year. See
                                               'U.S. Federal Taxation.'

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
  DIVIDEND PAYING AGENT AND REGISTRAR........  State Street Bank and Trust Company serves as the
                                               Fund's custodian. The Bank of New York will act as
                                               auction agent, transfer agent, dividend paying agent
                                               and registrar for the Preferred Shares.

                              FINANCIAL HIGHLIGHTS

    Information contained in the table below under the headings 'Per Shares Operating Performance' and 'Ratios/Supplemental Data' shows the operating performance of the Fund for the periods indicated.

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the Fund's
Financial Statements included in the SAI dated             , 2004. The table
should be read in conjunction with the Financial Statements and notes thereto.

                                                                 FOR THE         FOR THE YEAR ENDED      FOR THE PERIOD
                                                               SIX MONTHS           DECEMBER 31,         MAY 31, 2001(a)
                                                                  ENDED       ------------------------       THROUGH
                                                              JUNE 30, 2004      2003         2002      DECEMBER 31, 2001
                                                               (UNAUDITED)     (AUDITED)    (AUDITED)       (AUDITED)
                                                             ---------------  -----------  -----------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period.           $18.78          $13.71      $14.03          $14.33
                                                                 ------          ------      ------          ------
Income from investment operations:
   Net investment income...................................        0.58(b)         1.11(b)     1.02            0.64
   Net realized and unrealized gain/(loss) on
     investments...........................................        0.35            5.56        0.07           (0.02)
                                                                 ------          ------      ------          ------
      Total income from investment operations.............         0.93            6.67        1.09            0.62
                                                                 ------          ------      ------          ------
Less dividends and distributions to preferred shareholders
 from:
   Net investment income...................................       (0.05)          (0.06)      (0.09)          (0.07)
   Net realized gain on investments........................          --           (0.03)         --              --
                                                                 ------          ------      ------          ------
      Total dividends and distributions to preferred
        shareholders.......................................       (0.05)          (0.09)      (0.09)          (0.07)
                                                                 ------          ------      ------          ------
      Total from investment operations applicable to common
        shares.............................................        0.88            6.58        1.00            0.55
                                                                 ------          ------      ------          ------
Less: Offering and organization costs charged to paid-in
    capital -- common shares...............................          --              --          --           (0.03)
   Offering and organization costs charged to paid-in
     capital -- preferred shares...........................          --           (0.03)      (0.03)          (0.07)
   Preferred offering cost adjustment......................        0.01(c)           --          --              --
   Dilutive effect of common share offering................          --              --          --           (0.03)
                                                                 ------          ------      ------          ------
      Total offering and organization costs................        0.01           (0.03)      (0.03)          (0.13)
                                                                 ------          ------      ------          ------
Less dividends and distributions to common shareholders
 from:
   Net investment income...................................       (0.71)          (1.01)      (1.29)          (0.58)
   Net realized gain on investments........................          --           (0.45)         --              --
   Tax return of capital...................................          --           (0.02)         --           (0.14)
                                                                 ------          ------      ------          ------
      Total dividends and distributions to common
        shareholders.......................................       (0.71)          (1.48)      (1.29)          (0.72)
                                                                 ------          ------      ------          ------
Net increase/(decrease) in net asset value per common
 shares....................................................        0.18            5.07       (0.32)          (0.30)
                                                                 ------          ------      ------          ------
Net asset value, per common share, end of period...........      $18.96          $18.78      $13.71          $14.03
                                                                 ------          ------      ------          ------
                                                                 ------          ------      ------          ------
Market value, per common share, end of period..............      $17.42          $18.26      $14.02          $14.70
                                                                 ------          ------      ------          ------
                                                                 ------          ------      ------          ------
Net asset value total return(d)............................        4.92%(e)       50.29%       6.72%           3.27%(c)
                                                                 ------          ------      ------          ------
                                                                 ------          ------      ------          ------
Market value return(d).....................................       -0.86%(e)       42.83%       4.16%           3.15%(c)
                                                                 ------          ------      ------          ------
                                                                 ------          ------      ------          ------

---------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) See Note 5.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.

                                                                         FOR THE YEAR ENDED        FOR THE PERIOD
                                                       FOR THE              DECEMBER 31,           MAY 31, 2001(a)
                                                   SIX MONTHS ENDED   -------------------------        THROUGH
                                                    JUNE 30, 2004        2003          2002       DECEMBER 31, 2001
                                                     (UNAUDITED)       (AUDITED)     (AUDITED)        (AUDITED)
                                                   ----------------   -----------   -----------   -----------------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of
 period (in millions)...........................       $  489.4        $  485.0      $  349.9         $  351.6
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Ratio of expenses to average daily net assets
 applicable to common shares (before expense
 reduction)(d)..................................           1.54%(b)        1.61%         1.41%            1.39%(b)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Ratio of expenses to average daily net assets
 applicable to common shares (net of expense
 reduction)(d)..................................           0.93%(b)        0.99%         0.84%            0.86%(b)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Ratio of net investment income to average daily
 net assets applicable to common shares (before
 expense reduction)(d)..........................           5.56%(b)        6.59%         6.98%            8.00%(b)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Ratio of net investment income to average daily
 net assets applicable to common shares (net of
 expense reduction)(d)..........................           6.18%(b)        7.22%         7.55%            8.53%(b)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Ratio of expenses to average daily managed
 assets (before expense reduction)(d,e).........           1.05%(b)        1.09%         1.04%            1.10%(b)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Ratio of expenses to average daily managed
 assets (net of expense reduction)(d,e).........           0.63%(b)        0.67%         0.62%            0.68%(b)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Portfolio turnover rate.........................           1.77%(c)       20.19%        22.27%           23.95%(c)
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------

PREFERRED SHARES:
Liquidation value, end of period (in 000's).           $230,000        $230,000      $176,000         $125,000
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Total shares outstanding (in 000's).............              9               9             7                5
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Asset coverage per share........................       $ 78,194        $ 77,701      $ 74,695         $ 95,322
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Liquidation preference per share................       $ 25,000        $ 25,000      $ 25,000         $ 25,000
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------
Average market value per share(f)...............       $ 25,000        $ 25,000      $ 25,000         $ 25,000
                                                       --------        --------      --------         --------
                                                       --------        --------      --------         --------

---------
(a) Commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Ratios do not reflect dividend payments to preferred shareholders.
(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(f) Based on weekly prices.

                                    THE FUND

    The Fund is a non-diversified, closed-end management investment company. We were organized as a Maryland corporation on June 21, 2000 and is registered as an investment company with the Securities and Exchange Commission under the 1940 Act. The Fund issued an aggregate of 22,000,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of this initial public offering on May 31, 2001. On June 19, 2001 and July 9, 2001, the Fund issued 2,000,000 and 855,900 additional Common Shares, respectively, in connection with partial exercises by the underwriters of the overallotment option. On July 25, 2001, the Fund issued 2,500 Series M Preferred Shares and 2,500 Series W Preferred Shares. On
December 13, 2002, the Fund issued 2,040 Series TH Preferred Shares. On September 15, 2003, the Fund issued 2,160 Series F28 AMPS. The Fund's Common Shares are traded on the NYSE under the symbol 'RLF.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

    The following provides information about the Fund's outstanding shares as of , 2004:

                                                          AMOUNT HELD
                                             AMOUNT     BY THE FUND OR      AMOUNT
             TITLE OF CLASS                AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
             --------------                ----------   ---------------   -----------
Common Shares............................                        0
Preferred Shares
    Series M Preferred Shares............       2,500            0             2,500
    Series W Preferred Shares............       2,500            0             2,500
    Series TH Preferred Shares...........       2,040            0             2,040
    Series F28 AMPS......................       2,160            0             2,160
    Series
    Series

                                USE OF PROCEEDS

    The Fund estimates that net proceeds of this offering of the Preferred Shares, after payment of the sales load and offering expenses, will be
$         . The net proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' The Fund estimates that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                                 CAPITALIZATION

    The following table sets forth the unaudited capitalization of the Fund as
of          , 2004 and as adjusted to give effect to the issuance of the
Preferred Shares offered in this prospectus.

                                                                 ACTUAL      AS ADJUSTED
                                                                 ------      -----------
                                                                      (UNAUDITED)
As of             , 2004:
Preferred Shares, $.001 par value, $25,000 liquidation
  value;   shares authorized (2,500 Series M Preferred
  Shares, 2,500 Series W Preferred Shares and 2,040
  Series TH Preferred Shares, 2,160 Series F28 AMPS, and
       Series    Preferred Shares and    Series    Preferred
  Shares issued as adjusted, respectively)..................  $              $
                                                              ------------   ------------
Common Shares, $.001 par value per share;     shares
  authorized,     shares outstanding........................  $              $
Paid-in surplus.............................................  $              $
Balance of undistributed net investment income..............  $              $
Accumulated net realized gain (loss) from investment
  transactions..............................................  $              $
Net unrealized appreciation (depreciation)..................  $              $
                                                              ------------   ------------
Net assets applicable to common shares......................  $              $
                                                              ------------   ------------

Net assets, plus liquidation preference of preferred
  stock.....................................................  $              $
                                                              ------------   ------------
                                                              ------------   ------------

    As used in this Prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to any outstanding preferred stock of the Fund, including the Preferred Shares, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding preferred stock of the Fund, including the Preferred Shares, from 'net assets' so long as the preferred stock of the Fund, including the Preferred Shares, have redemption features that are not solely within the control of the Fund. In connection with the rating of the preferred stock of the Fund, including the Preferred Shares, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the preferred stock of the Fund, including the Preferred Shares. For all regulatory purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by our Board of Directors without the approval of stockholders, although the Fund has no current intention of doing so. The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry. Under normal market conditions, the Fund will invest at least 90% of its total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs. At least 80% of the Fund's total assets will be invested in income producing equity securities issued by REITs. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'high-yield' or 'junk bonds') or unrated securities of comparable quality. See Appendix A in the SAI for a description of bond ratings. The Fund will not invest more than 10% of assets in illiquid real estate securities. These two policies are fundamental. The Fund will invest only in securities of U.S. issuers and generally will not invest more than 10% of its total assets in the securities of one issuer.

    The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'How the Fund Manages Risk -- Interest Rate Transactions.' There can be no assurance that the Fund's investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company in which the Fund invests or considers for investment. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager also evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about its portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of the Fund's investment policies, a real estate company is one that:

      derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

      has at least 50% of its assets in such real estate.

    Under normal market conditions, the Fund will invest at least 90% of its total assets in the equity securities of real estate companies. These equity securities can consist of:

      common stocks (including REIT shares);

      preferred stocks;

      rights or warrants to purchase common and preferred stocks; and

      securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

    Real Estate Investment Trusts. The Fund invests at least 80% of its total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of the Fund's investment objectives.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager currently invests approximately 70% of the Fund's total assets in common stock of real estate companies and approximately 30% in preferred shares of real estate companies. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

    Debt Securities. The Fund may invest a maximum of 10% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

    Lower-rated Securities. The Fund may invest no more than 25% of its total assets in preferred stock and debt securities rated below investment grade and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than 'BBB' by S&P or lower than 'Baa' by Moody's, are sometimes referred to as 'high-yield' or 'junk' bonds. The Fund may only invest in high yield securities that are rated 'CCC' or higher by S&P, or rated 'Caa' or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

    Illiquid Securities. The Fund will not invest more than 10% of our total net assets in illiquid real estate securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price that approximates its fair value.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, the Fund may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Additional Information about Fund Investment Objectives and Policies' in the SAI.

                                USE OF LEVERAGE

    The Fund may issue other preferred shares, in addition to the Preferred Shares and the outstanding Series M, Series W and Series TH Preferred Shares and Series F28 AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which includes the liquidation preference of of preferred shares, including the Preferred Shares or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund's assets.

    The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the Fund's common stockholders ('Common Stockholders') will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return 'pick up' will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to the Fund's Common Stockholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to Common Stockholders will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's Common Stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.

    If and the extent to which the Fund employs leverage in addition to the Preferred Shares and the outstanding Series M, Series W and Series TH Preferred Shares and Series F28 AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                                  RISK FACTORS

    Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in the Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing the Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).

    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility in the net asset value of the Fund's Common Shares and the asset coverage. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.

    Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the Preferred Shares and the liquidation preference of any other series of preferred stock of the Fund), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

    Interest Rate Risk. Preferred Shares pay dividends based on short-term interest rates. The Fund invests in real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on long-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, such as those received by the Fund, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to stockholders of the Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage with respect to all outstanding shares of preferred stock of the Fund, including the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'

    Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid to retain the Preferred Shares at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy the Preferred Shares or elect to retain the Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See 'Description of Preferred Shares' and 'The Auction.'

    Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell some or all of your Preferred Shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special dividend period (a dividend period of more
than seven days in the case of the Series   Preferred Shares and more than
28 days in the
case of the Series   Preferred Shares), changes in interest rates could affect
the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to Preferred Shares. Broker-dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period.

    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that S&P assigns a rating of 'AAA' and Moody's assigns a rating of 'Aaa' to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. In addition, Moody's, S&P or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See 'Description of Preferred Shares -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet.

    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P or Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which would could jeopardize the rating agencies' ratings of the Preferred Shares. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.

    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'U.S. Federal Taxation.'

GENERAL RISKS OF INVESTING IN THE FUND

    The Fund is a non-diversified, closed end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

    Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

    General Risks of Securities Linked to the Real Estate Market. The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund also subject to the risks associated with the direct ownership of real estate. These risks include:

      declines in the value of real estate

      risks related to general and local economic conditions

      possible lack of availability of mortgage funds

      overbuilding

      extended vacancies of properties

      increased competition

      increases in property taxes and operating expenses

      changes in zoning laws

      losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

      limitations on rents

      changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of the Fund's portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a

REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized capitalization companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or, to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    Preferred Stocks and Debt Securities Risk. In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

    Lower-Rated Securities. Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve the Fund's investment objectives may, to the extent the Fund is invested in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

    Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and pay interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

    Anti-Takeover Provisions. Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. The provisions may also have the effect of depriving stockholders of an opportunity to redeem their Preferred Shares. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See 'Certain Provisions of the Charter and By-Laws.'

    Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS, voting as a separate class. The

Fund will not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'high-yield' or 'junk bonds') or unrated securities of comparable quality. We will not invest more than 10% of our total assets in illiquid real estate securities. All of our investments will be in securities of U.S. issuers and we will generally not invest more than 10% of our total assets in the securities of one issuer. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from S&P or Moody's on the Preferred Shares. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

INTEREST RATE TRANSACTIONS

    In order to seek to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counter-party') a fixed rate payment in exchange for the counter-party agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counter-party to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counter-party payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Preferred Shares or rate of interest on borrowings. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the Fund's ability to make dividend payments on the Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares.

    To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage with respect to all shares of outstanding preferred stock of the Fund, including the Preferred Shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the Preferred Shares, if the Fund fails to maintain the required asset coverage with respect to all shares of outstanding preferred stock of the Fund, including the Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of the Preferred Shares.

    The Fund may also choose or be required to redeem some or all of the Preferred Shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of the swap could result in the termination payment by or to the Fund. An early termination of a cap could result in the termination payment to the Fund.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors of the Fund. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the directors. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The
Investment Manager was formed in 1986 and had approximately $   billion of
assets under management as of        , 2004. Its clients include pension plans,
endowment funds, mutual funds and registered investment companies, including the Fund, Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers, or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..85% of the average daily managed asset value of the Fund. Managed asset value is the NAV of the Common Shares plus the liquidation preference of the Preferred Shares and the Series M, Series W and Series TH Preferred and Series F28 AMPS Shares. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing the preferred stock, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive its investment management fees in the amount of .42% of average daily managed assets for the first five fiscal years of the Fund's operations, .35% of average daily managed assets in year six, .28% of average daily managed assets in year seven, ..21% of average daily managed assets in year eight, .14% of average daily managed assets in year nine and .07% of average daily managed assets in year ten. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of the Preferred Shares, the Series M, Series W and Series TH Prefered Shares and Series F28 AMPS and any other series of preferred stock of the Fund.

    The Fund's portfolio managers are:

      Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the common stock of Investment Manager's parent company.

      Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the common stock of Investment Manager's parent company.

      Joseph M. Harvey -- Mr. Harvey has been President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, since 2003, and was Senior Vice President and Director of Investment Research prior thereto. Prior to joining Cohen & Steers in 1992, he was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative and accounting services and assisting the Fund, including administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis .02% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the managed assets in the Fund (including the liquidation value of the Preferred Shares and the liquidation value of any other series of preferred stock of the Fund) at an annual rate equal to .03% of the first $200 million in assets, .02% of the next $200 million, and .01% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's Preferred Shares.

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Fund's Articles Supplementary attached as Appendix B to the SAI.

GENERAL

    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Shares. Each Series of Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares will rank on a parity with the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for as described in this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred

Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

    General. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Series
Preferred Shares will be   days and the initial dividend rate for this period
will be   %. The initial rate period for the Series    Preferred Shares will be
  days and the initial dividend rate for this period will be   %. For subsequent
dividend rate periods, the dividend rates for those periods will be determined
by auction, normally held every seven days in the case of Series    Preferred
Shares and every 28 days in the case of Series    Preferred Shares, but the rate
set at the auction will not exceed the Maximum Rate. The Fund, subject to some limitations, may change the length of subsequent rate periods by designating them as 'special dividend periods,' as described below.

    Dividend Payment Dates. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more than seven days in the case
of the Series    Preferred Shares and more than 28 days in the case of the
Series    Preferred Shares will be set out in the notice designating a special dividend period. See ' -- Designation of Special Dividend Periods' for a discussion of payment dates for a special dividend period.

    Dividends on the Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

    The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of the Preferred Shares in same-day funds, these stockholders will not have funds available until the next business day.

    Dividend Rate Set at Auction. The Preferred Shares pay dividends based on a rate set at auction. The auction usually is held every seven days in the case of
   Series Preferred Shares and every 28 days in the case of    Series Preferred
Shares, but may be held less frequently. The auction sets the dividend rate, and the Preferred Shares may be bought and sold at the auction. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy the Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the Preferred Shares continuing to be held. See 'The Auction.'

    Determination of Dividend Rates. The Fund computes the dividends per share payable on shares of the Preferred Shares by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the dividend rate period includes a holiday.

    If an auction for any subsequent dividend rate period of the Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

    Maximum Rate. The dividend rate that results from an auction for the Preferred Shares will not be greater than the 'maximum rate.' The maximum rate means the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by S&P and Moody's:

     MOODY'S CREDIT RATING        S&P CREDIT RATING       APPLICABLE PERCENTAGE
     ---------------------        -----------------       ---------------------
          Aa3 or Above              AA- or Above                   150%
            A3 to A1                  A- to A+                     160%
          Baa3 to Baa1              BBB- to BBB+                   250%
           Below Baa3                Below BBB-                    275%

    Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the auction agent the full amount of any dividend for any Preferred Shares in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for the Preferred Shares for that subsequent dividend period will be the maximum rate.

    However, if the Fund does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each subsequent dividend period will be the default rate.

    The default rate means 300% of the applicable 'AA' Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

    Restrictions on Dividends and Other Distributions. While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:

      In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see 'Rating Agency Guidelines' below);

      In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.

      Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under 'Rating Agency Guidelines' below) is met;

      Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

      The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

    Designation of Special Rate Periods. The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the lead Broker-Dealer
designated by the Fund, initially             , must not have objected to
declaration of a special rate period. A notice of special rate period also will specify whether the shares of Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

VOTING RIGHTS

    Except as noted below, the Fund's Common Shares, the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), as a separate class, vote to elect two directors, and the holders of the Common Shares and the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) vote together as a single class to elect the remaining directors. In addition, during any period
('Voting Period') in which the Fund has not paid dividends on the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28
AMPS) in an amount equal to two full years dividends, the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) voting together as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS). The holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred
Shares and Series F28 AMPS) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), together with the incumbent directors, will constitute the duly elected directors of the Fund.

    So long as any of the Preferred Shares (and Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares together with the holders of shares of any other series of preferred stock of the Fund, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or Fund receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares (and
Series M,

Series W and Series TH Preferred Shares and Series F28 AMPS), (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares (and Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.

    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares (and Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    The Common Shares and the Preferred Shares (together with the outstanding Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the Preferred Shares, together with the holders of Series M, Series W and Series TH Preferred Shares and Series F28 AMPS will in each case be, in addition to any separate vote of the requisite percentage of Common Shares and the Preferred Shares (together with the holders of Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), voting together as a single class, necessary to authorize the action in question.

    For purpose of any right of the holders of the Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of Preferred Shares is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of the Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of the Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

RATING AGENCY GUIDELINES

    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to all outstanding senior securities of the Fund that are stock, including the Preferred Shares, as of the last business day of each month in which the Preferred Shares and any other series of preferred stock of the Fund are outstanding, asset coverage of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected
by the auditor. Based on the Fund's assets and liabilities as of            ,
2004, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS would be computed as follows:

   Value of Fund assets less liabilities
    not constituting senior securities               $
--------------------------------------------   =     ---------  =    %
Senior securities representing indebtedness          $
  plus liquidation value of the Preferred
 Shares and shares of any other series of preferred stock of the Fund

    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem the Preferred Shares as described below under ' -- Redemption.'

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares.

    The Board of Directors may amend the definition of the Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, or any other series of Preferred Shares, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

    As described by S&P and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay the Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

    The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the Preferred Shares.

REDEMPTION

    Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series, including the Preferred Shares, are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of the Preferred Shares, redeem the Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

    Notwithstanding the foregoing, the Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including any other shares of preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for the Preferred Shares made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of the Preferred Shares of the full preferential amounts provided for as described herein, the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL

    The Articles Supplementary provide that, except as otherwise described in this Prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the Preferred Shares. See the Articles Supplementary for a more complete description of the auction process.

    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the Preferred Shares so long as the applicable rate for the Preferred Shares is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

    Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the Preferred Shares.

    The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in an auction.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of the Preferred Shares may submit the following types of orders with respect to the Preferred Shares to that Broker-Dealer:

    1. Hold Order -- indicating its desire to hold the Preferred Shares without regard to the applicable rate for the next rate period.

    2. Bid -- indicating its desire to purchase or hold the indicated number of the Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell the Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

    3. Sell Order -- indicating its desire to sell the Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

    A beneficial owner of the Preferred Shares may submit different types of orders to its Broker-Dealer with respect to the Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of the Preferred Shares but that wishes to purchase the Preferred Shares or a beneficial owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase the Preferred Shares at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of any Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of the Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the 30-day 'AA' Composite Commercial Paper Rate. The 'AA' Composite Commercial Paper Rate is the rate on commercial paper issued by financial corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by a commercial paper dealer as may be appointed by the Fund.

    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

    The auctions for the Preferred Shares will normally be held every seven days
in the case of    Series Preferred Shares and every 28 days in the case of
Series Preferred Shares, and each subsequent rate period will normally begin on the following business day.

    The first auction for the Series    Preferred Shares will be held on
           , 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods,
auctions for the Series    Preferred Shares normally will be held every seven
days, and each subsequent dividend period for Series    Preferred Shares
normally will begin on the following business day.

    The first auction for the Series    Preferred Shares will be held on
           , 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods,
auctions for the Series    Preferred Shares normally will be held every
28 days, and each subsequent dividend period for Series    Preferred Shares
normally will begin on the following business day.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A      Owns 500 shares, wants to sell all   Bid order of 4.1% rate for all 500
                      500 shares if auction rate is less   Shares
                      than 4.1%

Current Holder B      Owns 300 shares, wants to hold       Hold order -- will take the auction
                                                           rate

Current Holder C      Owns 200 shares, wants to sell all   Bid order of 3.9% rate for all 200
                      200 shares                           shares if auction rate is less than
                                                           3.9%

Potential Holder D    Wants to buy 200 shares              Places order to buy at or above
                                                           4.0%

Potential Holder E    Wants to buy 300 shares              Places order to buy at or above
                                                           3.9%

Potential Holder F    Wants to buy 200 shares              Places order to buy at or above
                                                           4.1%

    The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

    The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase the Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

    You may sell, transfer, or otherwise dispose of the Preferred Shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

      to a broker-dealer; or

      to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a broker-dealer, a sale or transfer of your Preferred Shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

    Further description of the auction procedures can be found in the Articles Supplementary.

                          DESCRIPTION OF COMMON SHARES

    The Fund is authorized to issue Common Shares, par value $.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever the Preferred Shares and the other outstanding AMPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and the other outstanding AMPS have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws ('By-Laws') that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), voting as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), outstanding at the time voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Shares and the Preferred Shares (and the Series M,
Series W and Series TH Preferred Shares and Series F28 AMPS) outstanding at the time, voting as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund,
    (b) sales of securities of the Fund in connection with a public offering,
    (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    These provisions are in addition to any special voting rights granted to the holders of the Preferred Shares in the Charter. See 'Description of Preferred Shares -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

    Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                          CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of Preferred Shares -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem the Series Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                          REPURCHASE OF COMMON SHARES

    Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Stockholders will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.

    The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'U.S. Federal Taxation' for a description of the potential tax consequences of a repurchase of Common Shares.

                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived from its business of investing in stock, securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and (b) its stockholders would treat any such distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction available to corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met.

The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. The following discussion assumes such treatment will apply. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of the Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient, would be taxed as ordinary income and none of the distributions would be treated as capital gain dividends or as qualified dividend income.

    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to stockholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class or series for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its Common Shares, any other series of preferred stock of the Fund and its Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class or series with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, any other series of preferred stock of the Fund and the Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the preferred stock of the Fund, including the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

    Stockholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES

    The sale or other disposition of the Preferred Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of the Preferred Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Preferred Shares. If the Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of the Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

BACKUP WITHHOLDING

    The Fund may be required to withhold at a current rate of 28%, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

    Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Preferred Shares.

FURTHER INFORMATION

    The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the purchase agreement dated
            , 2004, each underwriter named below, acting through
                                              , has severally agreed to
purchase, and the Fund has agreed to sell, the number of Preferred Shares set forth opposite the name of such underwriter.

                                                            NUMBER OF
          UNDERWRITER                                    PREFERRED SHARES
          -----------                                    ----------------





                                                         ----------------
          Total........................................
                                                         ----------------
                                                         ----------------

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the Preferred Shares by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the
public offering price less a concession not to exceed of $     per share. The
sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the Preferred Shares. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or
before             , 2004.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counter-parties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The Auction' and in the SAI.

    The principal business address of
                                               is                        .

    The settlement date for the purchase of the Preferred Shares will be
            , 2004, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    The Bank of New York, whose principal dealing and trading business is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. State Street Bank whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Preferred Shares offered by this Prospectus are being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for
the underwriters by                . Venable LLP will opine on certain matters
pertaining to Maryland law. Simpson Thacher & Bartlett LLP and
                      may rely as to certain matters of Maryland law on the opinion of Venable LLP.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund as of and for the year ended
December 31, 2003, have been audited by PricewaterhouseCoopers LLP, independent registered public accountants, as set forth in their report given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The
Fund's SAI dated             , 2004 contains additional information about the
Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange
Act of 1934. Additional information may be found on the Internet at http://www.cohenandsteers.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    7
Compensation of Directors...................................   11
Investment Advisory and Other Services......................   12
Proxy Voting................................................   15
Portfolio Transactions and Brokerage........................   21
Determination of Net Asset Value............................   22
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   23
S&P and Moody's Guidelines..................................   25
U.S. Federal Taxation.......................................   32
Performance Data and Index Returns..........................   38
Experts.....................................................   39
Report of Independent Auditors..............................   40
Financial Statements........................................   41
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Through and including            , 2004 (25 days after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                       $


             [COHEN & STEERS ADVANTAGE INCOME REALTY FUND LOGO]


                                 COHEN & STEERS
                       ADVANTAGE INCOME REALTY FUND, INC.

                         AUCTION RATE PREFERRED SHARES

                                 SHARES, SERIES

                                 SHARES, SERIES

                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                               -----------------
                                   PROSPECTUS
                               -----------------



                                           , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SUBJECT TO COMPLETION, DATED , 2004


    THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

               [COHEN & STEERS ADVANTAGE INCOME REALTY FUND LOGO]



                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                         Auction Rate Preferred Shares

                                 Shares, Series

                                 Shares, Series

                                            , 2004



    THIS STATEMENT OF ADDITIONAL INFORMATION ('SAI') OF COHEN & STEERS PREMIUM INCOME REALTY FUND, INC. (THE 'FUND') RELATING TO THIS OFFERING OF THE FUND'S
AUCTION RATE PREFERRED SHARES, SERIES [   ] (THE 'PREFERRED SHARES') DOES NOT
CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S
PROSPECTUS RELATING TO THE PREFERRED SHARES DATED [            ], 2004.

    THIS SAI DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING PREFERRED SHARES IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING PREFERRED SHARES. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE ADDRESS OR CALLING THE PHONE NUMBER SHOWN ABOVE.

    CAPITALIZED TERMS USED IN THIS SAI HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS OR IN THE GLOSSARY OF THIS SAI.

--------------------------------------------------------------------------------

                          TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    7
Compensation of Directors...................................   11
Investment Advisory and Other Services......................   12
Proxy Voting................................................   15
Portfolio Transactions and Brokerage........................   21
Determination of Net Asset Value............................   22
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   23
S&P and Moody's Guidelines..................................   25
U.S. Federal Taxation.......................................   32
Performance Data and Index Returns..........................   38
Experts.....................................................   39
Report of Independent Registered Public Accounting Firm.....   40
Financial Statements........................................   41
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

                              GENERAL INFORMATION

    The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act'). Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the Fund's investment manager. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. No assurance can be given that the Fund will achieve its investment objectives. Much of the information contained in this SAI expounds on subjects discussed in the Prospectus. Defined terms used herein have the same meaning as in the Prospectus. No investment in the Preferred Shares should be made without first reading the Prospectus.

                          ADDITIONAL INFORMATION ABOUT
                    FUND INVESTMENT OBJECTIVES AND POLICIES

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

    It is the Fund's fundamental policy to concentrate its investments in the U.S. real estate market and not in any other industry. Under normal market conditions, the Fund invests at least 90% of its total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

REAL ESTATE COMPANIES

    For purposes of the Fund's investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in real estate.

REAL ESTATE INVESTMENT TRUSTS

    A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs.

PREFERRED STOCKS

    Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager invests approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

LOWER-RATED SECURITIES

    Securities rated non-investment grade (lower than BBB by Standard & Poor's Rating Services ('S&P') or lower than Baa by Moody's Investors Service Inc. ('Moody's')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated 'CCC' or higher by S&P, or rated 'caa' or higher by Moody's or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 25% of our assets in preferred stock and debt securities rated below investment grade and unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase.

ILLIQUID SECURITIES

    A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. We will not invest more than 10% of our assets in illiquid real estate securities. This is a fundamental investment policy.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as S&P or Moody's, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

        1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

        2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

        4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

        5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

        6. Purchase preferred stock and other debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's total assets would then be invested in such securities;

        7. Purchase restricted or 'illiquid' securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund's assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ('1933 Act'));

        8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

        9. Invest in puts, calls, straddles, spreads or any combination thereof;

        10. Enter into short sales;

        11. Invest in the securities of a non-U.S. issuer;

        12. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        13. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        14. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a 'majority of the outstanding voting' Common Shares and Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) voting together as a single class, and the holders of a 'majority of the outstanding' Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) voting together as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of stockholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 14 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) from time to time to the extent necessary in order to maintain coverage of any Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) of at least 200%. If the Fund has Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) outstanding, two of the Fund's Directors will be elected by the holders of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares (and the Series M, Series W and Series TH Preferred Shares, and Series F28 AMPS) voting together as a single class. In the event the Fund failed to pay dividends on the Preferred Shares for two years, holder of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and
Series F28 AMPS) would be entitled to elect a majority of the Directors of the Fund.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general
supervision of the directors. As of   , 2004, the directors and officers as a
group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

    Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director and officer is also a director or officer of Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies advised by the Investment Manager. The directors identified below as 'Interested Directors' are each an 'interest person' of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.

    The directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the director are set forth below.

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS

Robert H. Steers ........  Director, Chairman  Until 2006   Co-Chairman and          12        Since
757 Third Avenue           of the Board, and                of  Co-Chief Executive                 Inception
New York, New York             Secretary                    Officer of Cohen &
Age: 51                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.

Martin Cohen ............      Director,       Until 2007   Co-Chairman and          12        Since
757 Third Avenue             President and                  Co-Chief Executive                 Inception
New York, New York             Treasurer                    Officer of Cohen &
Age: 55                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
DISINTERESTED DIRECTORS

Bonnie Cohen* ...........       Director       Until 2005   Consultant. Prior        12        Since
1824 Phelps Place, N.W.                                     thereto,                           Inception
Washington, D.C.                                            Undersecretary of
Age: 61                                                     State, United
                                                            States Department
                                                            of State. Director
                                                            of Wellsford Real
                                                            Properties, Inc.

George Grossman .........       Director       Until 2006   Attorney-at-law.         12        Since
17 Elm Place                                                                                   Inception
Rye, New York
Age: 50

Richard J. Norman .......       Director       Until 2007   Private Investor.        12        Since
7520 Hackamore Drive                                        Prior thereto,                     Inception
Potomac, Maryland                                           Investment
Age: 61                                                     Representative of
                                                            Morgan Stanley Dean
                                                            Witter.

Frank K. Ross ...........       Director       Until 2007   Board member of          12        Since March
10130 Darmuid Green                                         NCRIC Group, Inc.                  2004
Drive                                                       (insurance) and
Potomac, Maryland                                           various non-profit
Age: 61                                                     organizations.
                                                            Formerly,
                                                            Midatlantic Area
                                                            Managing Partner
                                                            for Audit and Risk
                                                            Advisory Services
                                                            at KPMG LLP and
                                                            Managing Partner of
                                                            its Washington, DC
                                                            Office.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Willard H. Smith, Jr. ...       Director       Until 2005   Board member of          12        Since
7231 Encelia Drive                                          Essex Property                     Inception
La Jolla, California                                        Trust Inc.,
Age: 67                                                     Highwoods
                                                            Properties, Inc.,
                                                            Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.

---------
* Martin Cohen and Bonnie Cohen are unrelated.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                 POSITION(S) HELD
    NAME, ADDRESS AND AGE            WITH FUND       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------            ---------       -------------------------------------------
Joseph M. Harvey .............  Vice President       President of Cohen & Steers Capital
757 Third Avenue                                     Management, Inc., the Fund's Investment
New York, New York                                   Manager, since 2003. Prior thereto, he was
Age: 40                                              Senior Vice President and Director of
                                                     Investment Research of the Fund's
                                                     Investment Manager.

Adam M. Derechin .............  Vice President and   Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer  Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August 2003.
Age: 40                                              Prior thereto, he was Senior Vice President
                                                     of the Fund's Investment Manager since
                                                     1998.

                                                  (table continued on next page)

(table continued from previous page)

                                 POSITION(S) HELD
    NAME, ADDRESS AND AGE            WITH FUND       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------            ---------       -------------------------------------------
Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 40                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each director and the aggregate dollar range of securities owned in the Cohen & Steers fund complex.

                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                             DOLLAR RANGE OF      SECURITIES IN THE
                                                           EQUITY SECURITIES IN     COHEN & STEERS
                                                              THE FUND AS OF      FUND COMPLEX AS OF
                                                                  , 2004                , 2004
                                                                  ------                ------
Robert H. Steers.........................................           --              over $100,000
Martin Cohen.............................................           --              over $100,000
Bonnie Cohen.............................................    $50,001-$100,000       over $100,000
George Grossman..........................................    $50,001-$100,000       over $100,000
Richard J. Norman........................................    $10,001-$50,000        over $100,000
Frank K. Ross............................................    $10,001-$50,000       $50,001-$100,000
Willard H. Smith, Jr. ...................................    $50,000-$100,000       over $100,000

    Conflicts of Interest. No director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the Preferred Shares. After the completion of this offering, he will be a non-interested director.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has two standing committees of the Board, the Audit Committee and the Nominating Committee, each of which is composed of all of the directors who are not interested persons of the Fund, as defined in the 1940 Act. The members of the Audit Committee and Nominating Committee are Ms. Cohen and Messrs. Grossman, Norman, Ross and Smith. The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors.

    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund's stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.

    Approval of Investment Management Agreement. The Board of Directors, including a majority of the directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's directors, including a majority of the Disinterested Directors, at a meeting held on May 28, 2003.

    In connection with the Board's consideration of the Investment Management Agreement, the Board reviewed information reasonably necessary to evaluate the terms of the Investment Management Agreement derived from a number of sources, including materials provided by the Investment Manager and by the directors' independent counsel, and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services to be rendered by the Investment Manager; (3) anticipated benefits derived by the Investment Manager from the relationship with the Fund, including not only the Investment Manager's compensation for investment advisory services but also compensation paid to the Investment Manager for administrative services; (4) the anticipated costs of providing services to the Fund; and
(5) the anticipated profitability of the Fund to the Investment Manager. They also considered the fact that the Investment Manager agreed to pay all organizational expenses and offering costs, other than the sales load, that exceeded $.05 per share in connection with the Fund's common stock offering and that the Investment Manager had contractually agreed to waive a portion of its management for the first eight years of the Fund's operations. The directors then took into consideration additional benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.

    In reviewing the nature and quality of services to be provided by the Investment Manager, the directors noted that, in addition to the investment advisory services to be provided to the Fund, the Investment Manager will provide administrative services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In addition, the directors, based on their experience as directors of other investment companies managed by the Investment Manager, also focused on the anticipated role of senior management in the day-to-day operations of the Fund and on the quality of the compliance and administrative staff at the Investment Manager. Moreover, the Directors noted the Investment Manager's ability to attract quality and experienced personnel to manage the Fund and its continuing efforts to expand its capabilities.

    In considering the fees and estimated expense of the Fund in comparison to the fees and expenses of funds with similar characteristics, the directors noted that the Fund compared favorably within this competitive universe.

    Based on the foregoing and such other matters as were deemed relevant, the directors, included a majority of the Disinterested Directors, concluded that the management fee rate was reasonable in relation to the services to be rendered and approved the Investment Management Agreement. The Disinterested Directors were represented by independent counsel in their deliberations.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table sets forth information regarding compensation paid to directors by the Fund for the fiscal year ending December 31, 2003 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2003. Officers of the Fund and directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each director represents the aggregate amount paid to the Director by the Fund and the nine other funds that each director serves in the fund complex. The directors do not receive any pension or retirement benefits from the fund complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2003

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Gregory C. Clark,*** Director...............................     $7,250          $61,500
Bonnie Cohen,* Director.....................................     $7,250          $61,500
Martin Cohen,** Director and President......................     $    0          $     0
George Grossman,* Director..................................     $7,250          $61,500
Richard J. Norman,* Director................................     $7,250          $61,500
Frank K. Ross*'D'...........................................     $    0          $     0
Willard H. Smith, Jr.,*'D'D'Director........................     $7,250          $61,500
Robert H. Steers,** Director and Chairman...................     $    0          $     0

---------

    * Member of the Audit Committee.

   ** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

  *** Effective June 3, 2004, Mr. Clark resigned as a Director.

  'D' Frank K. Ross was elected as a Director by the Fund's Board of Directors effective March 5, 2004 and, therefore, did not receive any compensation during the fiscal year ended December 31, 2003.

'DD' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the Preferred Shares. After the completion of this offering, he will be a non-interested director, and will become a member of the Audit Committee at such time.

PRINCIPAL STOCKHOLDERS

    To the knowledge of the Fund, as of   , 2004, no current director of the
Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.

    As of   , 2004, no person to the knowledge of the Fund, owned beneficially
more than 5% of the outstanding Common Shares. As of   , 2004, CEDE & Co. c/o
Depository Trust Company, Box 20, New York, New York was the record owner of of the outstanding Common Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.' Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc. and Cohen & Steers Utility Fund,

Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares plus the liquidation preference on the Preferred Shares (the 'Preferred Shares') and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS and the liquidation preference on any other series of preferred stock) of the Fund. The Investment Manager has contractually agreed to waive its investment management fees in the amount of .42% of average daily managed assets for the first five fiscal years of the Fund's operations, .35% of average daily managed assets in year six, .28% of average daily managed assets in year seven, .21% of average daily managed assets in year eight, .14% of average daily managed assets in year nine and .07% of average daily managed assets in year ten. For the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003, the Fund incurred management fees of $2,185,622, $4,183,337 and $ , respectively and the Investment Manager waived management fees of $1,078,115, $2,067,061 and $ , respectively.

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and the Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.02% of the Fund's managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the managed assets in the Fund at an annual rate equal to .03% of the first $200 million in assets, .02% of the next $200 million, and .01% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid $51,340, $98,432 and $
respectively in administration fees to the Investment Manager.

    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA ('EquiServe'), as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    State Street Bank, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe, whose principal business address is 150 Royall Street, Canton, MA 02021 has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar for the Fund's Common Shares. Neither State Street Bank nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. The Depository Trust Company ('DTC') will act as securities depository for the Preferred Shares. The Bank of New York, whose principal place of business is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

CODE OF ETHICS

    The Fund and Investment Manager have adopted codes of ethics that are designed to ensure that the interests of Fund stockholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in any Cohen & Steers closed-end fund and in private placements. The Fund's independent directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

                                  PROXY VOTING

    The Fund's Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with Cohen & Steers Capital Management, Inc.'s Statement of Policies and Procedures Regarding the Voting of Securities (the 'Proxy Voting Policies and Procedures'). The following is a summary of the Proxy Voting Policies and Procedures.

    Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

    A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

    B. Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

    C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

    1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

    2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

    3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

    4. In exercising voting rights on behalf of clients, the Investment Manager conducts itself in the same manner as if it were the constructive owner of the securities.

    5. To the extent reasonably possible, the Investment Manager shall participate in each stockholder voting opportunity.

    6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

    7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

    Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

    Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

    Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, The Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

    10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

    Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

    Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

    Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

    Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

    Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

    Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

    Vesting. Restricted stock awards normally should vest over at least a two-year period.

    Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

    While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

    Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

    Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

    Approval of Mergers -- The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election -- The Investment Manager generally votes in favor of management proposals on director nominees.

    Director Nominees in a Contested Election -- By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition -- The Investment Manger supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards -- Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Stockholder Action -- The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

    Cumulative Voting -- Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

    Ratification of Auditors -- Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring the Investment Manager to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock -- The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates a blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock -- Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

    Preemptive Rights -- Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations -- Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

    The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

    The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager's General Counsel shall have overall responsibility for ensuring that the Investment Manager complies with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment
Manager:

       Name of the company

       Ticker symbol

       CUSIP number

       Stockholder meeting date

       Brief identification of each matter voted upon

       Whether the matter was proposed by management or a stockholder

       Whether the Investment Manager voted on the matter

       If the Investment Manager voted, then how the Investment Manager voted

       Whether the Investment Manager voted with or against management

    The Investment Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. Potential conflicts are most likely to fall into three general categories:

      Business Relationships -- This type of conflict would occur if the Investment Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager or its affiliate with the company or proponent. In the context of the Investment Manager, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that Investment Manager has invested in on behalf of the Fund, and the Investment Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

      Personal Relationships -- The Investment Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

      Familial Relationships -- The Investment Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average stockholder. Materiality will be judged under a two-step approach:

      Financial Based Materiality -- The Investment Manager presumes a conflict to be non-material unless it involves at least $500,000.

      Non-Financial Based Materiality -- Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

    Identifying Conflicts -- The Investment Manager is responsible for monitoring the relationships of the Investment Manager's affiliates for purposes of the Investment Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager, for which potential concerns might arise. When a company is placed on the restricted list, the general counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the general counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.

    For purposes of monitoring personal or familial relationships, the General Counsel (or his designee) shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

    Identifying Materiality -- The general counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

    Communication with Investment Committee; Voting of Proxy -- If the General Counsel determines that the relationship between the Investment Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager will vote its proxy based on the advice of a consulting firm, the general counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality decision is made and how the proxy is voted).

    The Fund's proxy voting record for the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling or (2) on the SEC's website at http://www.sec.gov. after June 30, 2005. Information as of June 30 each year will generally be available by the following August 31.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices which include underwriting or placement fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment

Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its Common Shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and the liquidation preference of the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.

                     ADDITIONAL INFORMATION CONCERNING THE
                         AUCTIONS FOR PREFERRED SHARES

GENERAL

    Securities Depository. The Depository Trust Company ('DTC') will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Charter. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's directors, as described under 'Description of Preferred Shares -- Voting Rights' in the Prospectus, Cede & Co. will be the Holder of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

    DTC, a New York-chartered limited purpose trust company, performs services for its participants some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by such participant in shares of the Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

    The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

    The Auction Agent may conclusively rely upon, as evidence of the identities of the Existing Holders of the Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction -- Secondary Market Trading and Transfer of Preferred Shares' in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

    The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

    The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.

    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Preferred Shares (and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares (and the Series M, Series W and
Series TH Preferred Shares and Series F28 AMPS), on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. See 'Description of Preferred Shares -- Asset Maintenance.' The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein), and to limit or delay the Fund's ability to reinvest cash in a rising 'high-yield' market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

    'High-yield' bonds, the generic name for corporate bonds rated between BB/Ba and C/C by S&P and Moody's, respectively, are frequently issued by corporations in the growth stage of their development. Bonds rated BB/Ba, B/B, CCC/Caa, CC/Ca and C/C are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. 'High-yield' securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'), the determination of which is as set forth under 'Description of Preferred Shares --

Asset Maintenance.' S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

    Ratings are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares (and of the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS), then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See 'Description of Preferred Shares -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

    Under S&P guidelines, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Minimum Number Of:
    Issuers(1)......................................     44        40        44        30
    Real Estate Industry/Property Sectors(2)........     10         8         7         7

Percent of Assets in:
    Largest Real Estate Industry/Property Sector....     17%       25%       30%       30%
    2nd Largest Real Estate Industry/Property
      Sector........................................     15%       20%       25%       25%
    3rd Largest Real Estate Industry/Property
      Sector........................................     12%       15%       15%       15%
    4th Largest Real Estate Industry/Property
      Sector........................................     12%       12%       12%       12%

S&P Discount Factor:
    common stock....................................    190%      208%      223%      231%
    preferred stock(3)..............................    157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by the National Association of Real Estate Investment Trusts ('NAREIT').

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Bond Rating(1):
    A ..............................................    116%      117%      119%      118%
    A- .............................................    117%      119%      120%      120%
    BBB+ ...........................................    119%      121%      122%      122%
    BBB ............................................    121%      122%      124%      124%
    BBB- ...........................................    122%      124%      126%      126%
    BB+ ............................................    127%      130%      133%      132%
    BB .............................................    133%      137%      141%      139%
    BB- ............................................    139%      144%      149%      147%
    B+ .............................................    152%      159%      166%      164%
    B ..............................................    163%      172%      182%      179%
    B- .............................................    176%      188%      202%      197%
    CCC+ ...........................................    198%      212%      230%      224%
    CCC ............................................    236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating chart will apply.

S&P's Diversification Standard Levels 1 through 4 correspond to the portfolio's diversification and impact the level of asset coverage needed to qualify for a particular rating from S&P. The diversification of the Fund is measured by the number of issuers and REIT sub-sectors within the Fund's portfolio. A high number of issuers and sub-sectors corresponds to a more diversified Fund. The more diversified the Fund is, the lower the asset coverage needed to qualify for a particular S&P rating. The Fund must fall within Level 4, at a minimum, to qualify for the AAA rating and, accordingly, must have a minimum number of issuers and property sub-sectors in its portfolio.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*.....................................  102%
Two-Year Treasury Notes.....................................  104%
Three-Year Treasury Notes...................................  108%
Five-Year Treasury Notes....................................  109%
10-Year Treasury Notes......................................  115%
30-Year Treasury Bonds......................................  126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

    Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents.

    The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100%, and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    (e) Money Market Funds.

    The S&P Discount Factor for shares of unrated Rule 2a-7 eligible money market funds affiliated with the Corporations used as 'sweep' vehicles will be 111%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to cash or Rule 2a-7 eligible money market funds rated AAAm by S&P with effective next day maturities.

    Under current S&P guidelines, the following are considered to be S&P Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+, or equivalent by S&P, or higher;
    (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares (and Series M, Series W and Series TH Preferred Shares and Series F28 AMPS) originally issued; (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty; (iv) if the Corporation fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately;
    (v) for the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Corporation's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount; and (vi) the Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation's obligations with respect to such caps or floors;

        (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

        (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow)

    ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

        (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities: (i) U.S. Government Securities; (ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;
    (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance; (iii) if either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, any IOs or any POs (other than commercial paper with a maturity within 183 days of issuance); and (vii) shares of a Rule 2a-7-eligible money market fund affiliated with the Corporation and used as a 'survey account'.

MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under

Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
Common stock of REITs.......................................            154%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:............            154%
    without Senior Implied Moody's (or S&P) rating:.........            208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:............            208%
    without Senior Implied Moody's (or S&P) rating:.........            250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies:

TERMS OF MATURITY OF NON-INVESTMENT GRADE BONDS      Aaa      Aa        A       Baa      Ba        B       NR(1)
-----------------------------------------------      ---      --        -       ---      --        -       -----
1 year or less                                       109%     112%     115%     118%     137%     150%      250%
2 years or less (but longer than 1 year)             115%     118%     122%     125%     146%     160%      250%
3 years or less (but longer than 2 years)            120%     123%     127%     131%     153%     168%      250%
4 years or less (but longer than 3 years)            126%     129%     133%     138%     161%     176%      250%
5 years or less (but longer than 4 years)            132%     135%     139%     144%     168%     185%      250%
7 years or less (but longer than 5 years)            139%     143%     147%     152%     179%     197%      250%
10 years or less (but longer than 7 years)           145%     150%     155%     160%     189%     208%      250%
15 years or less (but longer than 10 years)          150%     155%     160%     165%     196%     216%      250%
20 years or less (but longer than 15 years)          150%     155%     160%     165%     196%     228%      250%
30 years or less (but longer than 20 years)          150%     155%     160%     165%     196%     229%      250%
Greater than 30 years                                165%     173%     181%     189%     205%     240%      250%

---------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's or municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate or municipal debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in the Corporate or Municipal Debt Tables. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
          REMAINING TERM TO MATURITY                 DISCOUNT FACTOR          DISCOUNT FACTOR
          --------------------------                 ---------------          ---------------
1 year or less.................................            107%                     107%
2 years or less (but longer than 1 year).......            113%                     115%
3 years or less (but longer than 2 years)......            118%                     121%
4 years or less (but longer than 3 years)......            123%                     128%
5 years or less (but longer than 4 years)......            128%                     135%
7 years or less (but longer than 5 years)......            135%                     147%
10 years or less (but longer than 7 years).....            141%                     163%
15 years or less (but longer than 10 years)....            146%                     191%
20 years or less (but longer than 15 years)....            154%                     218%
30 years or less (but longer than 20 years)....            154%                     244%

    (d) Short-Term Instruments and Cash.

    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P or Fitch and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

    Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers;
    (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and (ii) unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years;
    (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if:

           (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or Fitch or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P or Fitch;

           (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares (and the Series M, Series W and
       Series TH Preferred Shares and Series F28 AMPS) originally issued;

           (iii) the interest rate swap transaction will be marked-to-market daily;

           (iv) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and

           (v) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;

        (c) U.S. Treasury Securities and Treasury Strips (as defined by
    Moody's);

        (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 Money Market funds are also eligible investments; and

        (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

    The Fund has elected to be taxed as, and intends to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

    In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to common stockholders, and (ii) under certain circumstances to partially redeem the preferred stock of the Fund, including the Preferred Shares, in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of the Preferred Shares might, under certain circumstances, restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. The following discussion assumes such treatment will apply. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of the Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient, would be taxed as ordinary income and none of the distributions would be treated as capital gain dividends or as qualified dividend income.

    The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its Common Shares and its Preferred Shares (including shares of any other series of preferred stock of the Fund) in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the shares of preferred stock of the Fund, including the Preferred Shares and the Series M, Series W and Series TH Preferred Shares and Series F28 AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

SALE OF SHARES

    A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING

    If a stockholder fails to furnish a correct taxpayer identification number, or fails to make required certifications or has been notified by the IRS that they are subject to 'backup withholding,' the stockholder may be subject to a 'backup withholding' tax at a current rate of 28% with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of the Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. federal income tax liability if the appropriate information is provided to the IRS.

FOREIGN STOCKHOLDERS

    U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a 'foreign stockholder') as defined in the Code, depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the stockholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see 'U.S. Federal
Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. federal withholding tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and, the foreign stockholder actually or constructively held more than 5% of the shares of the same class, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign stockholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

    Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their advisors to determine the applicability of these regulations in light of their individual circumstances.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

    Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                              P(1 + T)'pp'n = ERV

Where:    P  =    a hypothetical initial payment of $1,000
          T  =    average annual total return
          n  =    number of years
        ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
                  thereof), assuming reinvestment of all dividends and
                  distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a - b
                                 -----------
                              2[(cd + 1)'pp'6 - 1]

Where:    a  =    dividends and interest earned during the period,
          b  =    expenses accrued for the period (net of reimbursements),
          c  =    the average daily number of shares outstanding during the
                  period that were entitled to receive dividends, and
          d  =    the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual

Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser. The past performance of any other Cohen & Steers fund is not a guarantee of future performance for the Fund.

                                    EXPERTS

    Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP have been appointed as independent registered public accountants for the Fund. The audited financial statements for the year ended December 31, 2003 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accountants, given on the authority of said firm as experts in auditing and accounting.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of Cohen & Steers Advantage Income Realty Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 31, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    As explained in Note 1, the Fund has revised amounts previously reported as net investment income to reflect the reclassification of distributions received in excess of income from underlying investments. Also as explained in Note 1, as a result of a recent FASB Emerging Issues Task Force consensus which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses in the Fund's statement of operations, the Fund has reclassified amounts previously reported as interest expense on interest rate swap transactions. These reclassifications had no effect on net assets or the net increase in net assets resulting from operations.

                                                PRICEWATERHOUSECOOPERS LLP

New York, New York
February 17, 2004

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003

                                                                                         DIVIDEND
                                                            NUMBER        VALUE           YIELD
                                                           OF SHARES     (NOTE 1)     (UNAUDITED)(a)
                                                           ---------   ------------   --------------
Equities                                       146.45%(b)
  Common Stock                                 116.18%
    Diversified                                 16.40%
        Colonial Properties Trust.......................    392,900    $ 15,558,840       6.72%
        Crescent Real Estate Equities Co................    970,400      16,622,952       8.76
        iStar Financial.................................    265,900      10,343,510       6.81
        Newcastle Investment Corp.......................    488,337      13,233,933       7.38
        Vornado Realty Trust............................    433,700      23,745,075       5.19
                                                                       ------------
                                                                         79,504,310
                                                                       ------------
    Health Care                                 17.90%
        Health Care Property Investors..................    533,000      27,076,400       6.54
        Health Care REIT................................    379,500      13,662,000       6.50
        Nationwide Health Properties....................    799,400      15,628,270       7.57
        Ventas..........................................  1,382,400      30,412,800       4.86
                                                                       ------------
                                                                         86,779,470
                                                                       ------------
    Hotel                                        2.28%
        Hospitality Properties Trust....................    268,000      11,063,040       6.98
                                                                       ------------
    Industrial                                   4.22%
        First Industrial Realty Trust...................    472,700      15,953,625       8.12
        Keystone Property Trust.........................    204,300       4,512,987       5.98
                                                                       ------------
                                                                         20,466,612
                                                                       ------------
    Office                                      30.70%
        Arden Realty....................................    529,100      16,052,894       6.66
        Brandywine Realty Trust.........................    633,100      16,948,087       6.57
        CarrAmerica Realty Corp. .......................    627,800      18,695,884       6.72
        Equity Office Properties Trust..................    777,800      22,283,970       6.98
        Highwoods Properties............................    588,300      14,942,820       6.69
        Mack-Cali Realty Corp. .........................    726,200      30,224,444       6.05
        Maguire Properties..............................    398,800       9,690,840       6.58
        Prentiss Properties Trust.......................    606,500      20,008,435       6.79
                                                                       ------------
                                                                        148,847,374
                                                                       ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                        DIVIDEND
                                                            NUMBER        VALUE          YIELD
                                                           OF SHARES     (NOTE 1)     (UNAUDITED)
                                                           ---------   ------------   -----------
    Office/Industrial                             9.79%
        Kilroy Realty Corp..............................     92,200    $  3,019,550       6.05%
        Liberty Property Trust..........................    651,000      25,323,900       6.22
        Reckson Associates Realty Corp..................    787,500      19,136,250       6.99
                                                                       ------------
                                                                         47,479,700
                                                                       ------------
    Residential -- Apartment                     14.62%
        AMLI Residential Properties Trust...............    130,200       3,489,360       7.16
        Apartment Investment & Management Co............     77,100       2,659,950       6.96
        Archstone-Smith Trust...........................    651,300      18,223,374       6.11
        AvalonBay Communities...........................    179,400       8,575,320       5.86
        Camden Property Trust...........................    228,600      10,126,980       5.73
        Gables Residential Trust........................    385,900      13,406,166       6.94
        Home Properties.................................    171,600       6,930,924       6.14
        Mid-America Apartment Communities...............    223,200       7,495,056       6.97
                                                                       ------------
                                                                         70,907,130
                                                                       ------------
    Self Storage                                  5.39%
        Public Storage -- Series A......................    802,400      23,991,760       8.19
        Sovran Self Storage.............................     57,300       2,128,695       6.49
                                                                       ------------
                                                                         26,120,455
                                                                       ------------
    Shopping Center                              14.88%
      Community Center                            5.61%
        Cedar Shopping Centers..........................    150,000       1,863,000       7.25
        Heritage Property Investment Trust..............    307,000       8,734,150       7.38
        Kramont Realty Trust............................    800,000      14,480,000       7.18
        New Plan Excel Realty Trust.....................     72,000       1,776,240       6.69
        Urstadt Biddle Properties -- Class A............     26,100         369,315       5.94
                                                                       ------------
                                                                         27,222,705
                                                                       ------------
    Regional Mall                                 9.27%
        CBL & Associates Properties.....................     54,000       3,051,000       5.13
        Glimcher Realty Trust...........................    400,800       8,969,904       8.58
        Macerich Co.....................................    358,100      15,935,450       5.48
        Mills Corp......................................    345,600      15,206,400       5.14
        Simon Property Group............................     38,000       1,760,920       5.18
                                                                       ------------
                                                                         44,923,674
                                                                       ------------
        Total Shopping Center...........................                 72,146,379
                                                                       ------------
            Total Common Stock (Identified cost --
              $435,002,279).............................                563,314,470
                                                                       ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                        DIVIDEND
                                                            NUMBER        VALUE          YIELD
                                                           OF SHARES     (NOTE 1)     (UNAUDITED)
                                                           ---------   ------------   -----------
  Preferred Stock                                 30.27%
    Diversified                                    4.28%
        Colonial Properties Trust, 9.25%, Series C......      8,300    $    222,606       8.61%
        Crescent Real Estate Equities Co., 6.75%,
          Series A (Convertible)........................    371,300       8,684,707       7.23
        iStar Financial, 8.00%, Series D................    111,000       2,809,965       7.90
        iStar Financial, 7.65%, Series G................     55,000       1,388,750       7.56
        Pennsylvania Real Estate Investment Trust,
          11.00%, Series A..............................    125,600       7,661,600       9.02
                                                                       ------------
                                                                         20,767,628
                                                                       ------------
    Health Care                                    4.57%
        LTC Properties, 8.50%, Series E.................     43,000       1,348,910       6.79
        Nationwide Health Properties, 7.677%, Series P..    221,000      20,818,200       8.15
                                                                       ------------
                                                                         22,167,110
                                                                       ------------
    Hotel                                          3.42%
        FelCor Lodging Trust, $1.95, Series A
          (Convertible).................................    114,500       2,768,610       8.06
        FelCor Lodging Trust, 9.00%, Series B...........     36,000         902,160       8.98
        Host Marriott Corp., 10.00%, Series A...........      4,700         125,678       9.35
        Host Marriott Corp., 10.00%, Series B...........     11,200         302,400       9.26
        Host Marriott Corp., 10.00%, Series C...........     39,100       1,066,257       9.17
        Innkeepers USA, 8.625%, Series A................    170,100       4,271,211       8.60
        Innkeepers USA, 8.00%, Series C.................     56,000       1,416,800       7.91
        LaSalle Hotel Properties, 10.25%, Series A......    200,000       5,710,000       8.97
                                                                       ------------
                                                                         16,563,116
                                                                       ------------
    Industrial                                     0.38%
        Keystone Property Trust, 9.125%, Series D.......     67,500       1,832,625       8.40
                                                                       ------------
    Office                                         5.13%
        Alexandria Real Estate Equities, 9.10%,
          Series B......................................     53,900       1,514,590       8.11
        HRPT Properties Trust, 8.75%, Series B..........    128,000       3,564,800       7.86
        Highwoods Properties, 8.625%, Series A..........     18,550      18,781,875       8.52
        SL Green Realty Corp., 7.625%, Series C.........     40,000       1,030,000       7.42
                                                                       ------------
                                                                         24,891,265
                                                                       ------------
    Office/Industrial                              4.47%
        PS Business Parks, 9.50%, Series D(a)...........    800,000      21,664,000       8.79
                                                                       ------------

-------------------
(a) 136,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                        DIVIDEND
                                                            NUMBER        VALUE          YIELD
                                                           OF SHARES     (NOTE 1)     (UNAUDITED)
                                                           ---------   ------------   -----------
    Residential -- Apartment                       4.61%
        Apartment Investment & Management Co., 8.75%,
          Series D......................................     37,364    $    943,441       8.67%
        Apartment Investment & Management Co., 9.375%,
          Series G......................................     52,800       1,428,768       8.65
        Apartment Investment & Management Co., 10.10%,
          Series Q......................................     18,600         503,130       9.35
        Apartment Investment & Management Co., 10.00%,
          Series R(b)...................................    616,800      16,758,456       9.20
        Mid-America Apartment Communities, 8.30%,
          Series H......................................    103,600       2,706,032       7.96
                                                                       ------------
                                                                         22,339,827
                                                                       ------------
    Shopping Center                                3.41%
      Community Center                             1.38%
        Developers Diversified Realty Corp., 8.60%,
          Series F......................................    100,000       2,670,000       8.05
        Federal Realty Investment Trust, 8.50%,
          Series B......................................     20,100         552,750       7.75
        New Plan Excel Realty Trust, 7.80%, Series D....     20,000       1,058,126       7.37
        Realty Income Corp., 9.375%, Series B...........     28,000         720,440       9.09
        Urstadt Biddle Properties, 8.50%, Series C......     16,000       1,684,000       8.08
                                                                       ------------
                                                                          6,685,316
                                                                       ------------
      Outlet Center                                0.39%
        Chelsea Property Group, 8.375%, Series A........     33,800       1,865,337       7.59
                                                                       ------------
      Regional Mall                                1.64%
        Glimcher Realty Trust, 8.75%, Series F..........     40,000       1,059,200       8.27
        Mills Corp., 9.00%, Series B....................     83,800       2,307,852       8.17
        Mills Corp., 9.00%, Series C....................     85,000       2,349,825       8.14
        Taubman Centers, 8.30%, Series A................     88,600       2,252,212       8.18
                                                                       ------------
                                                                          7,969,089
                                                                       ------------
        Total Shopping Center...........................                 16,519,742
                                                                       ------------
            Total Preferred Stock (Identified cost --
              $127,489,595).............................                146,745,313
                                                                       ------------
            Total Equities (Identified cost --
              $562,491,874).............................                710,059,783
                                                                       ------------

-------------------
(b) 266,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                     PRINCIPAL        VALUE
                                                                      AMOUNT        (NOTE 1)
                                                                    -----------   -------------
Corporate Bond                                              0.85%
        Host Marriott LP, 9.50%, due 01/15/07
          (Identified cost -- $3,703,016)........................   $ 3,700,000   $   4,134,750
                                                                                  -------------
Commercial Paper                                            1.72%
        UBS Financial, 0.75%, due 01/02/04
          (Identified cost -- $8,347,826)........................     8,348,000       8,347,826
                                                                                  -------------
Total Investments (Identified cost -- $574,542,716) ..... 149.02%                   722,542,359
Liabilities in Excess of Other Assets ..................  (1.59)%                    (7,695,543)
Liquidation Value of Auction Rate Cumulative Preferred Shares
  Series M, Series W, and Series TH (Equivalent to $25,000
  per share based on 2,500 shares outstanding for Series M
  and Series W and 2,040 shares outstanding for
  Series TH) ........................................... (36.30)%                  (176,000,000)
                                                                                  -------------
Liquidation Value of Auction Market Preferred Shares
  Series F28 (Equivalent to $25,000 per share based on
  2,160 shares outstanding) ............................ (11.13)%                   (54,000,000)
                                                         ------                   -------------
Net Assets Applicable to Common Shares (Equivalent to
  $18.78 per share based on 25,810,480 shares of capital
  stock outstanding) .................................... 100.00%                 $ 484,846,816
                                                          ------                  -------------
                                                          ------                  -------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

Assets:
    Investments in securities, at value (Identified
      cost -- $574,542,716) (Note 1)........................  $722,542,359
    Cash....................................................           333
    Dividends and interest receivable.......................     4,523,638
    Receivable for investment securities sold...............       197,648
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       115,389
    Other assets............................................        28,604
                                                              ------------
        Total Assets........................................   727,407,971
                                                              ------------
Liabilities:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................     9,553,386
    Payable for investment securities purchased.............     1,400,000
    Payable to investment manager...........................       257,099
    Payable for dividends declared on common shares.........       869,046
    Payable for dividends declared on preferred shares......       130,630
    Other liabilities.......................................       350,994
                                                              ------------
        Total Liabilities...................................    12,561,155
                                                              ------------
Liquidation Value of Preferred Shares:
    Auction rate cumulative preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
    Auction rate cumulative preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
    Auction rate cumulative preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,040
      shares issued and outstanding) (Notes 1 and 5)........    51,000,000
    Auction market preferred shares, Series F28 ($25,000
      liquidation value, $0.001 par value, 2,160 shares
      issued and outstanding) (Notes 1 and 5)...............    54,000,000
                                                              ------------
                                                               230,000,000
                                                              ------------
Total Net Assets Applicable to Common Shares................  $484,846,816
                                                              ------------
                                                              ------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 25,810,480 shares issued
      and outstanding)
      (Notes 1 and 5).......................................  $346,222,590
    Undistributed net investment income.....................        88,782
    Accumulated net realized loss on investments............       (26,202)
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......   138,561,646
                                                              ------------
                                                              $484,846,816
                                                              ------------
                                                              ------------
Net Asset Value Per Common Share:
    ($484,846,816[div]25,810,480 shares outstanding)........  $      18.78
                                                              ------------
                                                              ------------
Market Price Per Common Share...............................  $      18.26
                                                              ------------
                                                              ------------
Market Price Discount to Net Asset Value Per Common Share...         (2.77)%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2003(a)

Investment Income (Note 1):
    Dividend income.........................................  $ 32,012,368
    Interest income.........................................       503,413
                                                              ------------
        Total Income........................................    32,515,781
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     4,998,665
    Preferred remarketing fee...............................       479,945
    Reports to shareholders.................................       254,050
    Administration fees (Note 2)............................       249,241
    Professional fees.......................................       148,621
    Custodian fees and expenses.............................        85,900
    Directors' fees and expenses (Note 2)...................        42,302
    Transfer agent fees and expenses........................        19,608
    Miscellaneous...........................................       114,152
                                                              ------------
        Total Expenses......................................     6,392,484
    Reduction of Expenses (Note 2)..........................    (2,469,928)
                                                              ------------
        Net Expenses........................................     3,922,556
                                                              ------------
Net Investment Income.......................................    28,593,225
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    16,312,029
    Net realized loss on interest rate swap transactions....    (5,197,995)
    Net change in unrealized appreciation on investments....   129,471,255
    Net change in unrealized depreciation on interest rate
      swap transactions.....................................     2,561,511
                                                              ------------
        Net realized and unrealized gain/(loss) on
          investments.......................................   143,146,800
                                                              ------------
Net Increase Resulting from Operations......................   171,740,025
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................    (2,361,920)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $169,378,105
                                                              ------------
                                                              ------------

-------------------

(a) See Note 1.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                 FOR THE              FOR THE
                                                                YEAR ENDED           YEAR ENDED
                                                           DECEMBER 31, 2003(a)  DECEMBER 31, 2002(a)
                                                           -------------------   -------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income.............................     $ 28,593,225         $ 27,388,223
        Net realized gain on investments and interest rate
          swap transactions...............................       11,114,034           14,225,277
        Net change in unrealized
          appreciation/(depreciation) on investments and
          interest rate swap transactions.................      132,032,766          (14,345,350)
                                                               ------------         ------------
            Net increase in net assets resulting from
              operations..................................      171,740,025           27,268,150
                                                               ------------         ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income.............................       (1,644,347)          (2,351,365)
        Net realized gain on investments..................         (717,573)                  --
                                                               ------------         ------------
            Total dividends and distributions to preferred
              shareholders................................       (2,361,920)          (2,351,365)
                                                               ------------         ------------
            Net increase in net assets from operations
              applicable to common shares.................      169,378,105           24,916,785
                                                               ------------         ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income.............................      (25,982,706)         (32,631,285)
        Net realized gain on investments..................      (11,338,539)                  --
        Tax return of capital.............................         (581,826)                  --
                                                               ------------         ------------
            Total dividends and distributions to common
              shareholders................................      (37,903,071)         (32,631,285)
                                                               ------------         ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to
          common shareholders for reinvestment of
          dividends.......................................        4,390,201            6,745,672
        Decrease in net assets from underwriting
          commissions and offering expenses from issuance
          of preferred shares.............................         (875,287)            (785,092)
                                                               ------------         ------------
            Net increase in net assets from capital stock
              transactions................................        3,514,914            5,960,580
                                                               ------------         ------------
            Total increase/(decrease) in net assets
              applicable to common shares.................      134,989,948           (1,753,920)
    Net Assets Applicable to Common Shares:
        Beginning of year.................................      349,856,868          351,610,788
                                                               ------------         ------------
        End of year.......................................     $484,846,816         $349,856,868
                                                               ------------         ------------
                                                               ------------         ------------

-------------------

(a) See Note 1.

                See accompanying notes to financial statements.

              COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                          FOR THE YEAR ENDED      FOR THE PERIOD
                                                             DECEMBER 31,         MAY 31, 2001(a)
                                                          -------------------        THROUGH
                                                          2003(b)    2002(b)    DECEMBER 31, 2001(b)
PER SHARE OPERATING PERFORMANCE:                           -----      -----     ------------------
Net asset value per common share, beginning of period...  $  13.71   $  14.03        $  14.33
                                                          --------   --------        --------
Income from investment operations:
    Net investment income...............................      1.11(e)    1.02            0.64
    Net realized and unrealized gain/(loss) on
      investments.......................................      5.56       0.07           (0.02)
                                                          --------   --------        --------
        Total income from investment operations.........      6.67       1.09            0.62
                                                          --------   --------        --------
Less dividends and distributions to preferred
  shareholders from:
    Net investment income...............................     (0.06)     (0.09)          (0.07)
    Net realized gain on investments....................     (0.03)        --              --
                                                          --------   --------        --------
        Total dividends and distributions to preferred
          shareholders..................................     (0.09)     (0.09)          (0.07)
                                                          --------   --------        --------
        Total from investment operations applicable to
          common shares.................................      6.58       1.00            0.55
                                                          --------   --------        --------

Less: Offering and organization costs charged to paid-in
       capital -- common shares.........................        --         --           (0.03)
     Offering and organization costs charged to paid-in
       capital -- preferred shares......................     (0.03)     (0.03)          (0.07)
     Dilutive effect of common share offering...........        --         --           (0.03)
                                                          --------   --------        --------
        Total offering and organization costs...........     (0.03)     (0.03)          (0.13)
                                                          --------   --------        --------
Less: dividends and distributions to common shareholders
  from:
     Net investment income..............................     (1.01)     (1.29)          (0.58)
     Net realized gain on investments...................     (0.45)
     Tax return of capital..............................     (0.02)        --           (0.14)
                                                          --------   --------        --------
        Total dividends and distributions to common
          shareholders..................................     (1.48)     (1.29)          (0.72)
                                                          --------   --------        --------
Net increase/(decrease) in net asset value per common
  shares................................................      5.07      (0.32)          (0.30)
                                                          --------   --------        --------
Net asset value, per common share, end of period........  $  18.78   $  13.71        $  14.03
                                                          --------   --------        --------
                                                          --------   --------        --------
Market value, per common share, end of period...........  $  18.26   $  14.02        $  14.70
                                                          --------   --------        --------
                                                          --------   --------        --------
Net asset value total return(c).........................     50.29%      6.72%           3.27%(d)
                                                          --------   --------        --------
                                                          --------   --------        --------
Market value return(c)..................................     42.83%      4.16%           3.15%(d)
                                                          --------   --------        --------
                                                          --------   --------        --------

-------------------
(a) Commencement of operations.
(b) See Note 1.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Not annualized.
(e) Calculation based on average shares outstanding.

              COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          FOR THE YEAR ENDED      FOR THE PERIOD
                                                             DECEMBER 31,         MAY 31, 2001(a)
                                                          -------------------        THROUGH
                                                          2003(b)    2002(b)    DECEMBER 31, 2001(b)
                                                          -----      -----      ------------------
RATIO/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (in millions).........................................  $  485.0   $  349.9        $  351.6
                                                          --------   --------        --------
                                                          --------   --------        --------
Ratio of expenses to average daily net assets applicable
  to common shares (before expense reduction)(e)........      1.61%      1.41%           1.39%(c)
                                                          --------   --------        --------
                                                          --------   --------        --------
Ratio of expenses to average daily net assets applicable
  to common shares (net of expense reduction)(e)........      0.99%      0.84%           0.86%(c)
                                                          --------   --------        --------
                                                          --------   --------        --------
Ratio of net investment income to average daily net
  assets applicable to common shares (before expense
  reduction)(e).........................................      6.59%      6.98%           8.00%(c)
                                                          --------   --------        --------
                                                          --------   --------        --------
Ratio of net investment income to average daily net
  assets applicable to common shares (net of expense
  reduction)(e).........................................      7.22%      7.55%           8.53%(c)
                                                          --------   --------        --------
                                                          --------   --------        --------
Ratio of expenses to average daily managed assets
  (before expense reduction)(e,f).......................      1.09%      1.04%           1.10%(c)
                                                          --------   --------        --------
                                                          --------   --------        --------
Ratio of expenses to average daily managed assets (net
  of expense reduction)(e,f)..............................    0.67%      0.62%           0.68%(c)
                                                          --------   --------        --------
                                                          --------   --------        --------
Portfolio turnover rate.................................     20.19%     22.27%          23.95%(d)
                                                          --------   --------        --------
                                                          --------   --------        --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).............  $230,000   $176,000        $125,000
                                                          --------   --------        --------
                                                          --------   --------        --------
Total shares outstanding (in 000's).....................         9          7               5
                                                          --------   --------        --------
                                                          --------   --------        --------
Asset coverage per share................................  $ 77,701   $ 74,695        $ 95,322
                                                          --------   --------        --------
                                                          --------   --------        --------
Liquidation preference per share........................  $ 25,000   $ 25,000        $ 25,000
                                                          --------   --------        --------
                                                          --------   --------        --------
Average market value per share(g).......................  $ 25,000   $ 25,000        $ 25,000
                                                          --------   --------        --------
                                                          --------   --------        --------

-------------------
(a) Commencement of operations.
(b) See Note 1.
(c) Annualized.
(d) Not annualized.
(e) Ratios do not reflect dividend payments to preferred shareholders.
(f) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(g) Based on weekly prices.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Advantage Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the last official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction rate cumulative preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction rate cumulative preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Revision of Financial Information: As a result of a recent FASB Emerging Issues Task Force consensus which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses in the fund's Statement of Operations, the fund has reclassified amounts previously reported as interest expense on interest rate swap transactions, thereby revising certain amounts in the Statement of Changes in Net Assets and the Financial Highlights. For the year ended December 31, 2003, net investment income was increased by $5,234,570 ($0.20 per share), and net realized loss on interest rate swap transactions and net change in unrealized depreciation on interest rate swap transactions were increased by $5,197,995 and $36,575, respectively (a total of 0.20 per share). For the year ended
December 31, 2002, net investment income was increased by $3,614,482 ($0.14 per share), and net realized loss on interest rate swap transactions and net change in unrealized depreciation on interest rate swap transactions were increased by $3,576,785 and $37,697, respectively (a total of $0.14 per share). Additionally, for the period ended December 31, 2001, net investment income per share was increased by $0.05 and net realized and unrealized gain/(loss) on investments was increased by $0.05.

    Additionally, the ratios of net investment income to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) increased 1.32%, 1.00% and 0.54% for the years ended December 31, 2003 and 2002 and the period ended December 31, 2001, respectively; the ratios of expenses to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) decreased 1.32%, 1.00% and 0.54% for the years ended December 31, 2003 and 2002 and the period ended
December 31, 2001, respectively; and the ratios of expenses to average daily managed assets (before expense reduction and net of expense reduction) decreased 0.89%, 0.74% and 0.42% for the years ended December 31, 2003 and 2002 and the period ended December 31, 2001, respectively. The reclassifications had no effect on net assets or the net increase in net assets from operations applicable to common shares.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Revision of Financial Information: Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital (which generally relates to property depreciation). To date, it has been the fund's policy to distribute to its shareholders all dividends received, regardless of dividend characterization, from the securities it holds in the year that such dividends were received. The fund has reclassified a portion of its net investment income as an increase to net realized gain on investments and as an increase to unrealized appreciation/(depreciation) on investments for the current year and for prior periods. These reclassifications are being done to recognize the return of capital and realized gains that have been reported by the securities held in the portfolio of investments. These changes for the year ended
December 31, 2002 are reflected in the Statement of Changes in Net Assets as follows:

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                            PREVIOUSLY
                                                             REPORTED      AS REVISED
                                                             --------      ----------
Net investment income....................................  $ 35,209,113   $ 27,388,223
Net realized gain on investments and interest rate swap
  transactions...........................................    13,425,608     14,225,277
Net change in unrealized appreciation/(depreciation) on
  investments and interest rate swap transactions........   (21,366,571)   (14,345,350)
                                                           ------------   ------------
    Net increase in net assets resulting from
      operations.........................................  $ 27,268,150   $ 27,268,150
                                                           ------------   ------------
                                                           ------------   ------------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on investments per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the fund's tax reporting to its shareholders.

    The reclassifications for the Financial Highlights are as follows:

                                                       DECREASE IN
                                                      RATIOS OF NET
                                    INCREASE IN         INVESTMENT
                                    NET REALIZED        INCOME TO
                                        AND           AVERAGE DAILY
                                     UNREALIZED         NET ASSETS
                DECREASE IN NET     GAIN/(LOSS)      (BEFORE EXPENSE
                  INVESTMENT             ON           REDUCTION AND
 YEAR ENDED         INCOME          INVESTMENTS       NET OF EXPENSE
DECEMBER 31,       PER SHARE         PER SHARE          REDUCTION)
------------       ---------         ---------          ----------
    2002             $0.42             $0.42               3.15%
    2001             $0.16             $0.16               2.13%

    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Series M, Series W, and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M, Series W, and Series TH preferred shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series F28 preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2003, the fund incurred investment management fees of $4,998,665.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.35% of average daily managed asset value in year six, 0.28% of average daily managed asset value in year seven, 0.21% of average daily managed asset value in year eight, 0.14% of average daily managed asset value in year nine and 0.07% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the year ended December 31, 2003, the investment manager waived management fees of $2,469,928.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the year ended December 31, 2003, the fund incurred $117,616 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $42,302.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2003, totaled $171,094,098 and $117,638,074, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $581,826 ($0.02 per share) for the year ended December 31, 2003. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 2003          2002
                                                                 ----          ----
Preferred Shareholders:
    Ordinary Income.........................................  $ 1,644,347   $ 2,351,365
    Long-term capital gain..................................      717,573            --
                                                              -----------   -----------
        Total dividends and distributions to preferred
          shareholders......................................  $ 2,361,920   $ 2,351,365
                                                              -----------   -----------
                                                              -----------   -----------
Common Shareholders:
    Ordinary income.........................................  $25,982,706   $32,631,285
    Long-term capital gain..................................   11,338,539
    Tax return of capital...................................      581,826            --
                                                              -----------   -----------
        Total dividends and distributions to common
          shareholders......................................  $37,903,071   $32,631,285
                                                              -----------   -----------
                                                              -----------   -----------

    At December 31, 2003, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $574,480,137
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $151,916,215
Gross unrealized depreciation...............................    (3,853,993)
                                                              ------------
Net unrealized appreciation on investments..................   148,062,222
Net unrealized depreciation on interest rate swap
  transactions..............................................    (9,437,997)
                                                              ------------
Net unrealized appreciation.................................  $138,624,225
                                                              ------------
                                                              ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatment of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2003 the fund decreased undistributed net investment income by $295,564, decreased paid-in capital by $4,850,222 and increased accumulated net realized gain on investments by $5,145,786.

    For the year ended December 31, 2003, the fund utilized capital loss carryovers of $4,268,396.

    The components of distributable earnings on a tax basis consist of undistributed ordinary income of $0 and undistributed capital gains of $0.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the year ended December 31, 2003 the fund issued 288,558 shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of an unlimited number of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of directors, by action of the board of directors without the approval of the common shareholders.

    On September 15, 2003, the fund issued 2,160 auction market preferred shares, Series F28 (par value $0.001). Proceeds paid to the fund amounted to $53,124,713 after deduction of underwriting commissions and offering expenses of $875,287. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, as required by the fund's articles supplementary for preferred shares (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the auction rate cumulative preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Salomon Swapco Inc., Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at December 31, 2003 are as follows:

                                                                                                        UNREALIZED
                                  NOTIONAL                    FLOATING RATE(a)                         APPRECIATION/
         COUNTERPARTY              AMOUNT     FIXED RATE   (RATE RESET MONTHLY)   TERMINATION DATE    (DEPRECIATION)
         ------------              ------     ----------   --------------------   -----------------   --------------
Salomon Swapco Inc.............  $31,250,000   5.3025%           1.1400%              July 30, 2006    $(2,275,493)
Salomon Swapco Inc.............  $19,125,000   3.4065%           1.1500%              June 18, 2007       (299,607)
Salomon Swapco Inc.............  $31,250,000   5.5920%           1.1400%              July 30, 2008     (3,018,114)
Salomon Swapco Inc.............  $19,125,000   4.0800%           1.1500%          December 18, 2009       (247,668)
Salomon Swapco Inc.............  $31,250,000   5.8240%           1.1400%              July 30, 2011     (3,526,845)
Royal Bank of Canada...........  $14,500,000   2.7950%           1.1700%           October 22, 2007        115,389
Merrill Lynch Derivative
 Products AG...................  $14,500,000   3.9950%           1.1480%           October 22, 2009       (185,659)
                                                                                                       -----------
                                                                                                       $(9,437,997)
                                                                                                       -----------
                                                                                                       -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2003.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER        VALUE         DIVIDEND
                                                          OF SHARES     (NOTE 1)       YIELD(a)
                                                          ---------   ------------   ------------
Equities                                     145.99%(b)
  Common Stock                               117.73%
    Diversified                               13.52%
        Colonial Properties Trust.......................    392,900   $ 15,138,437       6.96%
        Crescent Real Estate Equities Co................    970,400     15,642,848       9.31
        iStar Financial.................................    265,900     10,636,000       6.98
        Vornado Realty Trust............................    433,700     24,768,607       4.97
                                                                      ------------
                                                                        66,185,892
                                                                      ------------
    Health Care                               17.73%
        Health Care Property Investors..................  1,066,000     25,626,640       6.95
        Health Care REIT................................    379,500     12,333,750       7.38
        LTC Properties..................................     86,000      1,427,600       6.63
        Nationwide Health Properties....................    799,400     15,108,660       7.83
        Ventas..........................................  1,382,400     32,279,040       5.57
                                                                      ------------
                                                                        86,775,690
                                                                      ------------
    Hotel                                      2.32%
        Hospitality Properties Trust....................    268,000     11,336,400       6.81
                                                                      ------------
    Industrial                                 3.56%
        First Industrial Realty Trust...................    472,700     17,433,176       7.43
                                                                      ------------
    Mortgage                                   2.99%
        Newcastle Investment Corp.......................    488,337     14,625,693       8.01
                                                                      ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER        VALUE         DIVIDEND
                                                          OF SHARES     (NOTE 1)        YIELD
                                                          ---------   ------------   ------------
    Office                                      31.55%
        Arden Realty....................................    529,100   $ 15,560,831       6.87%
        Brandywine Realty Trust.........................    633,100     17,213,989       6.47
        CarrAmerica Realty Corp.........................    627,800     18,978,394       6.62
        Equity Office Properties Trust..................    777,800     21,156,160       7.35
        Highwoods Properties............................    588,300     13,825,050       7.23
        HRPT Properties Trust...........................    425,200      4,256,252       7.99
        Kilroy Realty Corp..............................     92,200      3,144,020       5.81
        Mack-Cali Realty Corp...........................    726,200     30,050,156       6.09
        Maguire Properties..............................    398,800      9,878,276       6.46
        Prentiss Properties Trust.......................    606,500     20,329,880       6.68
                                                                      ------------
                                                                       154,393,008
                                                                      ------------
    Office/Industrial                           10.06%
        Liberty Property Trust..........................    651,000     26,176,710       6.02
        Reckson Associates Realty Corp..................    840,100     23,069,146       6.18
                                                                      ------------
                                                                        49,245,856
                                                                      ------------
    Residential                                 16.18%
      Apartment                                 15.66%
        AMLI Residential Properties Trust...............    166,200      4,876,308       6.54
        Archstone-Smith Trust...........................    651,300     19,102,629       5.86
        AvalonBay Communities...........................    179,400     10,139,688       4.95
        Camden Property Trust...........................    228,600     10,469,880       5.55
        Gables Residential Trust........................    385,900     13,112,882       7.09
        Home Properties.................................    171,600      6,688,968       6.36
        Mid-America Apartment Communities...............    223,200      8,457,048       6.18
        Town & Country Trust............................    150,000      3,786,000       6.81
                                                                      ------------
                                                                        76,633,403
                                                                      ------------
      Manufactured Home                          0.52%
        Affordable Residential Communities..............    153,500      2,548,100       7.53
                                                                      ------------
        Total Residential...............................                79,181,503
                                                                      ------------
    Self Storage                                 4.73%
        Public Storage -- Series A......................    802,400     20,950,664       9.38
        Sovran Self Storage.............................     57,300      2,187,714       6.31
                                                                      ------------
                                                                        23,138,378
                                                                      ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER        VALUE         DIVIDEND
                                                          OF SHARES     (NOTE 1)        YIELD
                                                          ---------   ------------   ------------
    Shopping Center                            15.09%
      Community Center                          5.47%
        Cedar Shopping Centers..........................    150,000   $  1,723,500       7.83%
        Heritage Property Investment Trust..............    307,000      8,307,420       7.76
        Kramont Realty Trust............................    800,000     12,800,000       8.13
        New Plan Excel Realty Trust.....................    151,700      3,543,712       7.06
        Urstadt Biddle Properties -- Class A............     26,100        386,541       5.81
                                                                      ------------
                                                                        26,761,173
                                                                      ------------
      Regional Mall                             9.62%
        CBL & Associates Properties.....................     54,000      2,970,000       5.27
        Glimcher Realty Trust...........................    400,800      8,865,696       8.69
        Macerich Co.....................................    358,100     17,142,247       5.10
        Mills Corp......................................    345,600     16,139,520       5.10
        Simon Property Group............................     38,000      1,953,960       5.06
                                                                      ------------
                                                                        47,071,423
                                                                      ------------
        Total Shopping Center...........................                73,832,596
                                                                      ------------
            Total Common Stock
              (Identified cost -- $440,057,939).........               576,148,192
                                                                      ------------
  Preferred Stock                              28.26%
    Diversified                                 2.39%
        Colonial Properties Trust, 9.25%, Series C......      8,300        215,385       8.91
        Crescent Real Estate Equities Co., 6.75%,
          Series A (Convertible)........................    371,300      7,418,574       8.45
        iStar Financial, 8.00%, Series D................    111,000      2,713,950       8.18
        iStar Financial, 7.65%, Series G................     55,000      1,332,375       7.90
                                                                      ------------
                                                                        11,680,284
                                                                      ------------
    Health Care                                 4.32%
        Nationwide Health Properties, 7.677%,
          Series P......................................    221,000     21,119,313       8.03
                                                                      ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER        VALUE         DIVIDEND
                                                          OF SHARES     (NOTE 1)        YIELD
                                                          ---------   ------------   ------------
    Hotel                                        2.45%
        FelCor Lodging Trust, $1.95, Series A
          (Convertible).................................    114,500   $  2,719,375       8.21%
        FelCor Lodging Trust, 9.00%, Series B...........     36,000        900,000       9.00
        Host Marriott Corp., 10.00%, Series A...........      4,700        120,085       9.77
        Host Marriott Corp., 10.00%, Series B...........     11,200        289,072       9.69
        Host Marriott Corp., 10.00%, Series C...........     39,100      1,028,330       9.51
        Host Marriott Corp., 8.875%, Series E...........     10,000        254,500       8.72
        Innkeepers USA, 8.00%, Series C.................     56,000      1,349,600       8.30
        LaSalle Hotel Properties, 10.25%, Series A......    200,000      5,355,000       9.57
                                                                      ------------
                                                                        12,015,962
                                                                      ------------
    Industrial                                   0.31%
        Keystone Property Trust, 9.125%, Series D.......     57,900      1,499,610       8.81
                                                                      ------------
    Office                                       5.34%
        Alexandria Real Estate Equities, 9.10%,
          Series B......................................     53,900      1,440,208       8.51
        HRPT Properties Trust, 8.75%, Series B..........    128,000      3,366,400       8.32
        Highwoods Properties, 8.625%, Series A..........     18,550     18,596,375       8.60
        Maguire Properties, 7.625%, Series A............     72,200      1,743,630       7.89
        SL Green Realty Corp., 7.625%, Series C.........     40,000      1,000,000       7.63
                                                                      ------------
                                                                        26,146,613
                                                                      ------------
    Office/Industrial                            4.34%
        PS Business Parks, 9.50%, Series D..............    800,000     21,264,000       8.94
                                                                      ------------
    Residential -- Apartment                     4.43%
        Apartment Investment & Management Co.,
          8.75%, Series D...............................     37,364        938,210       8.71
        Apartment Investment & Management Co.,
          9.375%, Series G..............................     52,800      1,367,520       9.05
        Apartment Investment & Management Co.,
          10.10%, Series Q..............................     18,600        487,320       9.64
        Apartment Investment & Management Co.,
          10.00%, Series R(a)...........................    616,800     16,258,848       9.48
        Mid-America Apartment Communities, 8.30%,
          Series H......................................    103,600      2,605,540       8.25
                                                                      ------------
                                                                        21,657,438
                                                                      ------------

-------------------
(a) 190,300 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER        VALUE         DIVIDEND
                                                          OF SHARES     (NOTE 1)        YIELD
                                                          ---------   ------------   ------------
    Shopping Center                            4.68%
      Community Center                         1.20%
        Developers Diversified Realty Corp., 8.60%,
          Series F......................................    100,000   $  2,585,000       8.33%
        Federal Realty Investment Trust, 8.50%,
          Series B......................................     20,100        531,645       8.03
        New Plan Excel Realty Trust, 7.80%, Series D....     20,000      1,021,250       7.64
        Urstadt Biddle Properties, 8.50%, Series C......     16,000      1,752,000       7.76
                                                                      ------------
                                                                         5,889,895
                                                                      ------------
      Outlet Center                            0.39%
        Chelsea Property Group, 8.375%, Series A........     33,800      1,916,037       7.39
                                                                      ------------
      Regional Mall                            3.09%
        Glimcher Realty Trust, 8.75%, Series F..........     40,000      1,012,000       8.65
        Mills Corp., 9.00%, Series B....................     83,800      2,232,432       8.45
        Mills Corp., 9.00%, Series C....................     85,000      2,254,625       8.52
        Pennsylvania Real Estate Investment Trust,
          11.00%, Series A..............................    125,600      7,397,840       9.34
        Taubman Centers, 8.30%, Series A................     88,600      2,201,710       8.35
                                                                      ------------
                                                                        15,098,607
                                                                      ------------
        Total Shopping Center...........................                22,904,539
                                                                      ------------
            Total Preferred Stock
              (Identified cost -- $124,011,594).........               138,287,759
                                                                      ------------
            Total Equities (Identified
              cost -- $564,069,533).....................               714,435,951
                                                                      ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                         PRINCIPAL        VALUE
                                                           AMOUNT       (NOTE 1)
                                                         ----------   -------------
Corporate Bond                                  0.83%
        Host Marriott LP, 9.50%, due 1/15/07
          (Identified cost -- $3,702,576).............   $3,700,000   $   4,060,750
                                                                      -------------
Commercial Paper                                0.71%
        State Street Corp., 1.10%, due 07/01/04
          (Identified cost -- $3,479,000).............    3,479,000       3,479,000
                                                                      -------------
Total Investments (Identified cost --
  $571,251,109)............................   147.53%                   721,975,701
Liabilities in Excess of Other Assets......    (0.53)%                  (2,595,125)
Liquidation Value of Auction Rate
  Cumulative Preferred Shares: Series M,
  Series W, and Series TH (Equivalent to
  $25,000 per share based on 2,500 shares
  outstanding for Series M and Series W,
  and 2,040 shares outstanding for
  Series TH)...............................   (35.96)%                (176,000,000)
Liquidation Value of Auction Market
  Preferred Shares: Series F28 (Equivalent
  to $25,000 per share based on 2,160
  shares outstanding)......................   (11.04)%                 (54,000,000)
                                                                      -------------
Net Assets Applicable to Common Shares
  (Equivalent to $18.96 per share based on
  25,810,480 shares of capital stock
  outstanding).............................   100.00%                 $ 489,380,576
                                                                      -------------
                                                                      -------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

Assets:
    Investments in securities, at value (Identified
      cost -- $571,251,109) (Note 1)........................  $721,975,701
    Cash....................................................           600
    Dividends and interest receivable.......................     3,522,186
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       846,598
    Other assets............................................        38,010
                                                              ------------
        Total Assets........................................   726,383,095
                                                              ------------
Liabilities:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................     5,833,078
    Payable for dividends declared on common shares.........       436,201
    Payable to investment manager...........................       250,577
    Payable for investment securities purchased.............       199,771
    Payable for dividends declared on preferred shares......       130,101
    Payable for administration fees.........................        41,887
    Payable for directors fees..............................         2,929
    Other liabilities.......................................       107,975
                                                              ------------
        Total Liabilities...................................     7,002,519
                                                              ------------
Liquidation Value of Preferred Shares:
    Auction rate cumulative preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
    Auction rate cumulative preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
    Auction rate cumulative preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,040
      shares issued and outstanding) (Notes 1 and 5)........    51,000,000
    Auction market preferred shares, Series F28 ($25,000
      liquidation value, $0.001 par value, 2,160 shares
      issued and outstanding) (Notes 1 and 5)...............    54,000,000
                                                              ------------
                                                               230,000,000
                                                              ------------
Total Net Assets Applicable to Common Shares................  $489,380,576
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 25,810,480 shares issued
      and outstanding) (Notes 1 and 5)......................  $346,371,044
    Distributions in excess of net investment income........    (4,394,809)
    Accumulated net realized gain on investments and
      interest rate swap transactions.......................     1,666,229
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......   145,738,112
                                                              ------------
                                                              $489,380,576
                                                              ------------
                                                              ------------
Net Asset Value Per Common Share:
    ($489,380,576[div]25,810,480 shares outstanding)........  $      18.96
                                                              ------------
                                                              ------------
Market Price Per Common Share...............................  $      17.42
                                                              ------------
                                                              ------------
Market Price Premium/(Discount) to Net Asset Value Per
  Common Share..............................................         (8.12)%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $17,130,386
    Interest income.........................................      197,716
                                                              -----------
        Total Income........................................   17,328,102
                                                              -----------
Expenses:
    Investment management fees (Note 2).....................    3,044,938
    Preferred remarketing fee...............................      286,200
    Reports to shareholders.................................      139,366
    Administration fees (Note 2)............................      127,783
    Professional fees.......................................       66,218
    Custodian fees and expenses.............................       22,069
    Directors' fees and expenses (Note 2)...................       20,507
    Transfer agent fees and expenses........................       11,057
    Miscellaneous...........................................       47,143
                                                              -----------
        Total Expenses......................................    3,765,281
    Reduction of Expenses (Note 2)..........................   (1,504,558)
                                                              -----------
        Net Expenses........................................    2,260,723
                                                              -----------
Net Investment Income.......................................   15,067,379
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    4,660,191
    Net realized loss on interest rate swap transactions....   (2,967,760)
    Net change in unrealized appreciation/(depreciation) on
      investments...........................................    2,724,949
    Net change in unrealized appreciation/(depreciation) on
      interest rate swap transactions.......................    4,451,517
                                                              -----------
        Net realized and unrealized gain/(loss) on
          investments.......................................    8,868,897
                                                              -----------
Net Increase Resulting from Operations......................   23,936,276
                                                              -----------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................   (1,354,581)
                                                              -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $22,581,695
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2004     DECEMBER 31, 2003
                                                              ----------------   ------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................    $ 15,067,379        $ 28,593,225
        Net realized gain on investments and interest rate
          swap transactions.................................       1,692,431          11,114,034
        Net change in unrealized appreciation/(depreciation)
          on investments and interest rate swap
          transactions......................................       7,176,466         132,032,766
                                                                ------------        ------------
            Net increase in net assets resulting from
              operations....................................      23,936,276         171,740,025
                                                                ------------        ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...............................      (1,354,581)         (1,644,347)
        Net realized gain on investments....................              --            (717,573)
                                                                ------------        ------------
            Total dividends and distributions to preferred
              shareholders..................................      (1,354,581)         (2,361,920)
                                                                ------------        ------------
            Net increase in net assets from operations
              applicable to common shares...................      22,581,695         169,378,105
                                                                ------------        ------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income...............................     (18,196,389)        (25,982,706)
        Net realized gain on investments....................              --         (11,338,539)
        Tax return of capital...............................              --            (581,826)
                                                                ------------        ------------
            Total dividends and distributions to common
              shareholders..................................     (18,196,389)        (37,903,071)
                                                                ------------        ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to common
          shareholders for reinvestment of dividends........              --           4,390,201
        Increase in net assets from preferred share offering
          cost adjustment...................................         148,454                  --
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................              --            (875,287)
                                                                ------------        ------------
            Net increase in net assets from capital stock
              transactions..................................         148,454           3,514,914
                                                                ------------        ------------
            Total increase in net assets applicable to
              common shares.................................       4,533,760         134,989,948
    Net Assets Applicable to Common Shares:
        Beginning of period.................................     484,846,816         349,856,868
                                                                ------------        ------------
        End of period(a)....................................    $489,380,576        $484,846,816
                                                                ------------        ------------
                                                                ------------        ------------

-------------------
(a) Includes distributions in excess of net investment income of $4,394,809 at June 30, 2004 and undistributed net investment income of $88,782 at December 31, 2003.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                      FOR THE       FOR THE YEAR ENDED      FOR THE PERIOD
                                                    SIX MONTHS         DECEMBER 31,         MAY 31, 2001(a)
                                                       ENDED       ---------------------        THROUGH
                                                   JUNE 30, 2004     2003        2002      DECEMBER 31, 2001
PER SHARE OPERATING PERFORMANCE:                   -------------   ---------   ---------   -----------------
Net asset value per common share, beginning of
  period.........................................     $18.78        $13.71      $14.03          $14.33
                                                      ------        ------      ------          ------
Income from investment operations:
    Net investment income........................       0.58b         1.11b       1.02            0.64
    Net realized and unrealized gain/(loss) on
      investments................................       0.35          5.56        0.07           (0.02)
                                                      ------        ------      ------          ------
        Total income from investment
          operations.............................       0.93          6.67        1.09            0.62
                                                      ------        ------      ------          ------
Less dividends and distributions to preferred
  shareholders from:
    Net investment income........................      (0.05)        (0.06)      (0.09)          (0.07)
    Net realized gain on investments.............         --         (0.03)         --              --
                                                      ------        ------      ------          ------
        Total dividends and distributions to
          preferred shareholders.................      (0.05)        (0.09)      (0.09)          (0.07)
                                                      ------        ------      ------          ------
        Total from investment operations
          applicable to common shares............       0.88          6.58        1.00            0.55
                                                      ------        ------      ------          ------
Less: Offering and organization costs charged to
      paid-in capital -- common shares...........         --            --          --           (0.03)
    Offering and organization costs charged to
      paid-in capital -- preferred shares........         --         (0.03)      (0.03)          (0.07)
    Preferred offering cost adjustment...........       0.01c           --          --              --
    Dilutive effect of common share offering.....         --            --          --           (0.03)
                                                      ------        ------      ------          ------
        Total offering and organization costs....       0.01         (0.03)      (0.03)          (0.13)
                                                      ------        ------      ------          ------
Less dividends and distributions to common
  shareholders from:
    Net investment income........................      (0.71)        (1.01)      (1.29)          (0.58)
    Net realized gain on investments.............         --         (0.45)         --              --
    Tax return of capital........................         --         (0.02)         --           (0.14)
                                                      ------        ------      ------          ------
        Total dividends and distributions to
          common shareholders....................      (0.71)        (1.48)      (1.29)          (0.72)
                                                      ------        ------      ------          ------
Net increase/(decrease) in net asset value per
  common shares..................................       0.18          5.07       (0.32)          (0.30)
                                                      ------        ------      ------          ------
Net asset value, per common share, end of
  period.........................................     $18.96        $18.78      $13.71          $14.03
                                                      ------        ------      ------          ------
                                                      ------        ------      ------          ------
Market value, per common share, end of period....     $17.42        $18.26      $14.02          $14.70
                                                      ------        ------      ------          ------
                                                      ------        ------      ------          ------
Net asset value total return(d)..................       4.92%(e)     50.29%       6.72%           3.27%(c)
                                                      ------        ------      ------          ------
                                                      ------        ------      ------          ------
Market value return(d)...........................      -0.86%(e)     42.83%       4.16%           3.15%(c)
                                                      ------        ------      ------          ------
                                                      ------        ------      ------          ------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) See Note 5.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                           FOR THE YEAR ENDED             FOR THE PERIOD
                                    FOR THE                   DECEMBER 31,                MAY 31, 2001(a)
                                SIX MONTHS ENDED   ----------------------------------        THROUGH
                                 JUNE 30, 2004          2003               2002         DECEMBER 31, 2001
RATIOS/SUPPLEMENTAL DATA:       ----------------   ---------------   ----------------   ------------------
Net assets applicable to
  common shares, end of period
  (in millions)...............      $  489.4          $  485.0           $  349.9            $  351.6
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Ratio of expenses to average
  daily net assets applicable
  to common shares (before
  expense reduction)(d).......          1.54%(b)          1.61%              1.41%               1.39%(b)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Ratio of expenses to average
  daily net assets applicable
  to common shares (net of
  expense reduction)(d).......          0.93%(b)          0.99%              0.84%               0.86%(b)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Ratio of net investment income
  to average daily net assets
  applicable to common shares
  (before expense
  reduction)(d)...............          5.56%(b)          6.59%              6.98%               8.00%(b)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Ratio of net investment income
  to average daily net assets
  applicable to common shares
  (net of expense
  reduction)(d)...............          6.18%(b)          7.22%              7.55%               8.53%(b)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Ratio of expenses to average
  daily managed assets (before
  expense reduction)(d,e).....          1.05%(b)          1.09%              1.04%               1.10%(b)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Ratio of expenses to average
  daily managed assets (net of
  expense reduction)(d,e).....          0.63%(b)          0.67%              0.62%               0.68%(b)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Portfolio turnover rate.......          1.77%(c)         20.19%             22.27%              23.95%(c)
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
PREFERRED SHARES:
Liquidation value, end of
  period (in 000's)...........      $230,000          $230,000           $176,000            $125,000
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Total shares outstanding (in
  000's)......................             9                 9                  7                   5
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Asset coverage per share......      $ 78,194          $ 77,701           $ 74,695            $ 95,322
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Liquidation preference per
  share.......................      $ 25,000          $ 25,000           $ 25,000            $ 25,000
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------
Average market value per
  share(f)....................      $ 25,000          $ 25,000           $ 25,000            $ 25,000
                                    --------          --------           --------            --------
                                    --------          --------           --------            --------

-------------------
(a) Commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Ratios do not reflect dividend payments to preferred shareholders.
(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(f) Based on weekly prices.

                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Advantage Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the last official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction rate preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction rate cumulative preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/ (depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Series M, Series W, and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M, Series W, and Series TH preferred shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series F28 preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended June 30, 2004, the fund incurred investment management fees of $3,044,938.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.35% of average daily managed asset value in year six, 0.28% of average daily managed asset value in year seven, 0.21% of average daily managed asset value in year eight, 0.14% of average daily managed asset value in year nine and 0.07% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the six months ended June 30, 2004, the investment manager waived management fees of $1,504,558.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2004, the fund incurred $71,646 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services. For the six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $20,507.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2004, totaled $16,506,826 and $12,750,565, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $571,251,109
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $153,246,273
Gross unrealized depreciation...............................    (2,521,681)
                                                              ------------
Net unrealized appreciation on investments..................   150,724,592
Net unrealized depreciation on interest rate swap
  transactions..............................................    (4,986,480)
                                                              ------------
Net unrealized appreciation.................................  $145,738,112
                                                              ------------
                                                              ------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2004 the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $148,454 related to preferred offering costs was credited to common stock during the six months ended June 30, 2004.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of directors, by action of the board of directors without the approval of the common shareholders.

    On September 15, 2003, the fund issued 2,160 auction market preferred shares, Series F28 (par value $0.001). Proceeds paid to the fund amounted to $53,124,713 after deduction of underwriting

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

commissions and offering expenses of $875,287. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, as required by the fund's articles supplementary for preferred shares (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the auction rate cumulative preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Salomon Swapco Inc., Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at June 30, 2004 are as follows:

                                                   FLOATING RATE(a)                        UNREALIZED
                          NOTIONAL                   (RATE RESET                         APPRECIATION/
     COUNTERPARTY          AMOUNT      FIXED RATE      MONTHLY)      TERMINATION DATE    (DEPRECIATION)
-----------------------  -----------   ----------   --------------   -----------------   --------------
Salomon Swapco Inc.      $31,250,000    5.3025%        1.3400%           July 30, 2006    $(1,417,019)
Salomon Swapco Inc.      $19,125,000    3.4065%        1.2638%           June 18, 2007         74,336
Salomon Swapco Inc.      $31,250,000    5.5920%        1.3400%           July 30, 2008     (2,014,832)
Salomon Swapco Inc.      $19,125,000    4.0800%        1.2638%       December 18, 2009        237,142
Salomon Swapco Inc.      $31,250,000    5.8240%        1.3400%           July 30, 2011     (2,401,227)
Royal Bank of Canada     $14,500,000    2.7950%        1.1138%         October 2, 2007        359,010
Merrill Lynch
  Derivative
  Products AG            $14,500,000    3.9950%        1.2800%        October 22, 2009        176,110
                                                                                          -----------
                                                                                          $(4,986,480)
                                                                                          -----------
                                                                                          -----------

---------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB', 'B', 'CCC', 'CC', and 'C' -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

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

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

    Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

    These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    'aaa' -- An issue rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    'aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

    'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                             ARTICLES SUPPLEMENTARY

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                   Articles Supplementary Creating And Fixing
                           The Rights of Series   and
                 Series   Taxable Auction Rate Preferred Shares

    Cohen & Steers Advantage Income Realty Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore in the State of Maryland (the 'Corporation'), certifies to the State Department of Assessments and Taxation of Maryland that:

    First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Articles of Incorporation, as amended and supplemented (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the 'Charter'), and the Maryland General Corporation Law (the 'MGCL'), the Board of Directors has duly classified out of the Corporation's authorized and unissued common stock,
and authorized the creation and issuance of     shares of the Corporation's
Auction Rate Preferred Shares (par value $.001 per share) (the 'Preferred
Shares') and has further classified     such shares as 'Series     Preferred
Shares, liquidation preference $25,000 per share, and     of such shares as
'Series     Preferred Shares,' liquidation preference $25,000 per share
(respectively, the 'Series     Preferred Shares' and the 'Series     Preferred
Shares' and each a 'Series' of Taxable Rate Market Preferred Shares, and, together, the 'Preferred Shares').

    Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article III of the Corporation's By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the 'Pricing Committee') and has authorized such Pricing Committee to fix the terms of the Preferred Shares for each Series, as set forth herein.

    Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series are as follows:

                                  DESIGNATION

    Series     Preferred Shares: A series of     Preferred Shares, par value
$.001 per share, liquidation preference $25,000 per share, is hereby designated
'Series     Taxable Auction Rate Preferred Shares' ('Series     Preferred
Shares'). Each share of the Series Preferred Shares may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series will constitute a separate series of Preferred Shares of the Corporation.

    Series     Preferred Shares: A series of     Preferred Shares, par value
$.001 per share, liquidation preference $25,000 per share, is hereby designated
'Series     Taxable Auction Rate Preferred Shares' ('Series     Preferred
Shares'). Each share of the Series Preferred Shares may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series will constitute a separate series of Preferred Shares of the Corporation.

    Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation's unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth will be as set forth in the Articles Supplementary with respect to the additional shares.

    As used in Part I and Part II of these Articles Supplementary, capitalized terms will have the meanings provided in Section 17 of Part I and Section 1 of
Part II of these Articles Supplementary.

                       PART I: TERMS OF PREFERRED SHARES

    1. Number of Shares; Ranking.

    (a) The initial number of authorized shares constituting the Series
Preferred Shares is     shares and the initial number of authorized shares
constituting the Series     Preferred Shares is     shares. No fractional shares
of any Series will be issued.

    (b) Shares of each Series which at any time have been redeemed or purchased by the Corporation will, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

    (c) Shares of each Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled.

    (d) No Holder of shares of any Series will have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.

    2. Dividends.

    (a) The Holders of shares of each Series will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section
2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue will accumulate from the Date of Original Issue.

    (b) (i) Dividends will be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph
(b)(ii) of this Section 2, on the shares of the Series, as follows:

        (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

        (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1, and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

    (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date will be the first Business Day following such day for payment of dividends.

    (iii) The Corporation will pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Corporation will not be required to establish any reserves for the payment of dividends.

    (iv) All moneys paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends including interest earned on such moneys will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

    (v) Each dividend on each Series will be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

    (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor will be equal to the rate as determined in the manner set forth under 'Designation' above. For each subsequent Dividend Period for each Series, the dividend rate will be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of that Series for any such Dividend Period will be the Maximum Rate (except (i) during a Default Period when the dividend rate will be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate will be the Maximum Rate at the close of business on the last day of such Default Period). If the Corporation has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

    (ii) Subject to the cure provisions in Section 2(c)(iii) below, a 'Default Period' with respect to a particular Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default') and together with a Dividend Default, hereinafter referred to as 'Default').

    Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default will end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to that Series.

    (iii) No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business

Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate will be equal to the Reference Rate multiplied by three (3).

    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

    (d) Any dividend payment made on shares of any Series will first be credited against the earliest accumulated but unpaid dividends due with respect to that Series.

    (e) For so long as the shares of the Series are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Series as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Series as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Series (except by conversion into or exchange for shares of the Corporation ranking junior to the Series as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation's preferred stock, including the Series, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the Series required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of these Articles Supplementary.

    (f) For so long as the shares of any Series are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the Series through their most recent Dividend Payment Dates or upon any other series of stock ranking on a parity as to the payment of dividends with the Series through their most recent respective Dividend Payment Dates, all dividends declared upon the Series and any other such series of stock ranking on a parity as to the payment of dividends with the Series will be declared pro rata so that the amount of dividends declared per share on the Series and such other series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the Series and such other series of preferred stock ranking on a parity therewith bear to each other.

    3. Redemption.

    (a) (i) After the initial Dividend Period, subject to the provisions of this
Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ('Redemption Price'), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation will not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 will be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

    (ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the Series will be subject to mandatory redemption out of funds legally available therefor. The number of shares of the Series to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of the Series the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of the Series then Outstanding will be redeemed) and (B) the maximum number of shares of the Series that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

    (iii) In determining the shares of the Series required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Series in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the Series which would be required to be redeemed by the Corporation under clause (A) of subparagraph
(a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation will redeem those shares of the Series, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to Section 3(b) to record owners of the Series to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the Series with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the Series are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed will be redeemed pro rata from the Holders of such shares in proportion to the number of the shares of the Series held by such Holders, by lot or by such other method as the Corporation will deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. 'Mandatory Redemption Price' means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

    (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation will deliver a notice of redemption to the Auction Agent (the 'Notice of Redemption') containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent will confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption will be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder will also specify the number of shares to be redeemed from such Holder.

    (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Series, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding Series and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

    (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date will, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of each Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent will notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption will be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation will have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and will include those shares of each Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

    (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series called for redemption will be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

    (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

    (h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation will have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Corporation, the Corporation will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

    (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series will be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent will be authorized to round up so that only whole shares are redeemed.

    (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of Preferred Shares, ranking on a parity with the Series with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding Series) are deposited with the Paying Agent in accordance with
Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding shares of the Series or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

    4. Designation of Dividend Period.

    (a) The initial Dividend Period for each Series will be as determined in the manner set forth under 'Designation' above. The Corporation will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period will be effective only if (i) notice thereof will have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series will have been cured as provided above, (iii) Sufficient Clearing Orders will have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation will have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares will have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, the Corporation has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and the Corporation has consulted with the Broker-Dealers and has provided notice of such designation and a Preferred Shares Basic Maintenance Certificate to each Rating Agency.

    (b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and
(ii) communicated by the Corporation by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state
(A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period will be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.

    If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

    5. Restrictions on Transfer. Shares of each Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

    6. Voting Rights.

    (a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of any Series will be entitled to one vote for each share of any Series held on each matter on which the Holders of the Series are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including each Series, and holders of shares of Common Shares will vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including each Series, represented in person or by proxy at a meeting for the election of directors, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including each Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including each Series, voting together as a single class, will be entitled to elect the balance of the directors.

    (b) If at any time dividends on the Series will be unpaid in an amount equal to two full years' dividends on the Series (a 'Voting Period'), the number of directors constituting the Board of Directors will be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, will (together with the two directors elected by the holders of preferred stock, including each Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including each Series, will be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that will constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 will continue unless and until all dividends in arrears on each Series will have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph
(b) of Section 6 will cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

    (c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including each Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation will notify the Auction Agent, and the Auction Agent will call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting will be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including each Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), will be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Preferred Shares, present in person or by proxy will have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

    (d) For purposes of determining any rights of the holders of the shares of preferred stock, including each Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including each Series, is required, no holder of shares of preferred stock, including each Series, will be entitled to vote and no share of preferred stock, including each Series, will be deemed to be 'outstanding' for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of the Series in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares will have been given as provided in
Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

    (e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Series and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this
Section 6 will continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

    (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Series and holders of shares of other preferred stock pursuant to paragraph (b) of this
Section 6 will terminate, the remaining directors will constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 will cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

    (g) Unless otherwise required by law or in the Corporation's Charter, the Holders of the Series will not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the Series of the Corporation or fails to redeem any shares of the Series which it is required to redeem, or any other event occurs which requires the mandatory redemption of the Series and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of the Series will be the right to vote for directors pursuant to the provisions of paragraph (b) of this
Section 6. In no event will the Holders of the Series have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

    (h) For so long as any shares of preferred stock, including each Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Series, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation's investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

    (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including each Series, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation will, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and will, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

    (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    (k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including each Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Series or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including each Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

    7. Liquidation Rights.

    (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including each Series, will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment will be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the 'Liquidation Preference'), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Each Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including each Series) as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including each Series, will be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding shares of preferred stock, including each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including each Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

    (c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

    (d) After the payment to Holders of each Series of the full preferential amounts provided for in this Section 7, the Holders of each Series as such will have no right or claim to any of the remaining assets of the Corporation.

    (e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of each Series, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, will be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution will be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts will be paid on account of the Series, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

    (f) Subject to the rights of the holders of shares of other preferred stock or after payment will have been made in full to the Holders of the Series as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Series with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation will, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series will not be entitled to share therein.

    8. Auction Agent. For so long as any shares of the Series are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, will be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time will the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation will use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

    9. 1940 Act Preferred Shares Asset Coverage. The Corporation will maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

    10. Preferred Shares Basic Maintenance Amount. So long as any shares of the Series are Outstanding and any Rating Agency so requires, the Corporation will maintain, as of each Valuation Date, Moody's Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

    11. Certain Other Restrictions. So long as any shares of the Series are Outstanding and S&P, Moody's or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Series) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Series, engage in any one or more of the following transactions:

        (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

        (b) except in connection with a refinancing of the Series, issue additional shares of any series of preferred stock, including any Series or reissue any shares of preferred stock, including any Series previously purchased or redeemed by the Corporation;

        (c) engage in any short sales of securities;

        (d) lend portfolio securities;

        (e) merge or consolidate into or with any other fund; or

        (f) for purposes of valuation of Moody's Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the Series are rated by Moody's:

    (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase;
    (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount;
    (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Series);
    (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there will be a quarterly audit made of the Corporation's options transactions by the Corporation's independent auditors to confirm that the Corporation is in compliance with these standards.

        (g) For so long as any Preferred Shares are rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P.

        (h) [Intentionally omitted].

        (i) Change the pricing service referred to in the definition of Market Value.

        (j) Enter into reverse repurchase agreements.

    12. Compliance Procedures for Asset Maintenance Tests. For so long as any Preferred Shares are Outstanding and any Rating Agency so requires:

        (a) As of each Valuation Date, the Corporation will determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date,
    (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

        (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Preferred Shares outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

        (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests will be determined with reference to those Preferred Shares which are deemed to be Outstanding hereunder.

        (d) In the case of the asset coverage requirements for Moody's and S&P, the auditors must certify once per calendar year the asset coverage test on a date randomly selected by the auditor.

        (e) The Corporation will deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a 'Preferred Shares Basic Maintenance Certificate') as of (A) the Date of Original Issue,

    (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares are redeemed and (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate will be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

        (f) The Corporation will deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a '1940 Act Preferred Shares Asset Coverage Certificate') (i) as of the Date of Original Issue, and (ii) as of
    (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and
    (e) of this Section 12 may be combined into a single certificate.

        (g) Within ten Business Days of the Date of Original Issue, the Corporation will deliver to the Auction Agent and each Rating Agency a letter prepared by the Corporation's independent auditors (an 'Auditor's Certificate') regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation's independent auditors during such fiscal quarter. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent auditors will be conclusive and binding on the Corporation.

        (h) The Auditor's Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor's review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

        (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

        (j) The Corporation agrees to provide S&P with no less than 30 days' notification of: (i) any material changes to the Corporation's organizational documents and material contracts, (ii) any redemptions, or
    (iii) any failed auctions.

    13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, will be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 will be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders' meetings.

    14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding shares of the Series may waive any provision hereof intended for their benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

    15. Termination. In the event that no shares of the Series are Outstanding, all rights and preferences of such shares established and designated hereunder will cease and terminate, and all obligations of the Corporation under these Articles Supplementary will terminate.

    16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

    17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms will have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        'AA' Financial Composite Commercial Paper Rate' on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated 'AA' by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or
    (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the 'AA' Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) 'Commercial Paper Dealers' shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and
    (B) 'interest equivalent' of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

        'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

        'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

        'All Hold Rate' means the 30-day 'AA' Composite Commercial Paper Rate in the case of Series F28 Preferred Shares.

        'Preferred Shares' has the meaning set forth in Article FIRST of these Articles Supplementary.

        'Applicable Rate' means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

        'Approved Price' means the 'fair value' as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

        'Asset Coverage Cure Date' has the meaning set forth in Section 3(a)(ii) of these Articles Supplementary.

        'Auction' means each periodic operation of the Auction Procedures.

        'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.

        'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for each Series.

        'Auction Procedures' means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

        'Auditor's Certificate' has the meaning set forth in Section 12(f) of
    Part I of these Articles Supplementary.

        'Beneficial Owner,' with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

        'Bid' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Bidder' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate will be permitted to be Bidder in an Auction.

        'Board of Directors' or 'Board' means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

        'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

        'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

        'Charter' has the meaning set forth in the preamble to these Articles Supplementary.

        'Code' means the Internal Revenue Code of 1986, as amended.

        'Commission' means the Securities and Exchange Commission.

        'Common Shares' means the shares of the Corporation's Common Stock, par value $.001 per share.

        'Corporation' has the meaning set forth in the preamble to these Articles Supplementary.

        'Date of Original Issue' means the date on which the Series is originally issued by the Corporation.

        'Default' has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

        'Default Period' has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

        'Default Rate' has the meaning set forth in Sections 2(c)(iii) of Part I of these Articles Supplementary.

        'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.

        'Discount Factor' means the S&P Discount Factor (if S&P is then rating the Series), the Moody's Discount Factor (if Moody's is then rating the Series) or the discount factor established by any Other Rating Agency which is then rating the Series and which so requires, whichever is applicable.

        'Discounted Value' means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        'Dividend Default' has the meaning set forth in Section 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Dividend Payment Date' with respect to the Series means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

        'Dividend Period' means, with respect to each Series, the initial period determined in the manner set forth under 'Designation' above, and thereafter, as to such Series, the period commencing on the day following each Dividend Period for such Series and ending on the day established for such Series by the Corporation.

        'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the Series), S&P Eligible Assets (if S&P is then rating the Series), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series, whichever is applicable.

        'Existing Holder' has the meaning set forth in Section 1(d) of Part II of these Articles Supplementary.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Holder' means, with respect to the Series, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.

        'Investment Manager' means Cohen & Steers Capital Management, Inc.

        'Liquidation Preference' means $25,000 per share of Series.

        'Mandatory Redemption Date' has meaning set forth in Section 3(a)(iv) of
    Part I of these Articles Supplementary.

        'Mandatory Redemption Price' has the meaning set forth in
    Section 3(a)(iv) of Part I of these Articles Supplementary.

        'Market Value' means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing mean prices on such day and provided further that, if no prices are quoted on such day, then the security is valued by such method as the Board of Directors will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or
    (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

        'Maximum Rate,' on any date on which the Applicable Rate is determined, the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Series by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers;

    provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount.

   MOODY'S                  S&P                APPLICABLE
CREDIT RATING          CREDIT RATING           PERCENTAGE
-------------          -------------           ----------
Aa3 or Above          AA- or Above                150%
A3 or A1              A- to A+                    200%
Baa3 to Baa1          BBB- to BBB+                225%
Below Baa3            Below BBB-                  275%

        'Moody's' means Moody's Investors Service, Inc. and its successors at law.

        'Moody's Discount Factor' means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                          DISCOUNT FACTOR(1)(2)(3)
                                                          ------------------------
Common stock of REITs                                               154%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:                    154%
    without Senior Implied Moody's (or S&P) rating:                 208%

                                                          DISCOUNT FACTOR(1)(2)(3)
                                                          ------------------------
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:                    208%
    without Senior Implied Moody's (or S&P) rating:                 250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies:

TERMS OF MATURITY OF NON-INVESTMENT GRADE BONDS      Aaa      Aa        A       Baa      Ba        B       NR(1)
-----------------------------------------------      ---      --        -       ---      --        -       -----
1 year or less                                       109%     112%     115%     118%     137%     150%      250%
2 years or less (but longer than 1 year)             115%     118%     122%     125%     146%     160%      250%
3 years or less (but longer than 2 years)            120%     123%     127%     131%     153%     168%      250%
4 years or less (but longer than 3 years)            126%     129%     133%     138%     161%     176%      250%
5 years or less (but longer than 4 years)            132%     135%     139%     144%     168%     185%      250%
7 years or less (but longer than 5 years)            139%     143%     147%     152%     179%     197%      250%
10 years or less (but longer than 7 years)           145%     150%     155%     160%     189%     208%      250%
15 years or less (but longer than 10 years)          150%     155%     160%     165%     196%     216%      250%
20 years or less (but longer than 15 years)          150%     155%     160%     165%     196%     228%      250%
30 years or less (but longer than 20 years)          150%     155%     160%     165%     196%     229%      250%
Greater than 30 years                                165%     173%     181%     189%     205%     240%      250%

---------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's or municipal issuer's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which
                                              (footnotes continued on next page)

(footnotes continued from previous page) are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate or municipal debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in the Corporate or Municipal Debt Tables. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                           DISCOUNT FACTOR          DISCOUNT FACTOR
--------------------------                           ---------------          ---------------
1 year or less                                             107%                     107%
2 years or less (but longer than 1 year)                   113%                     115%
3 years or less (but longer than 2 years)                  118%                     121%
4 years or less (but longer than 3 years)                  123%                     128%
5 years or less (but longer than 4 years)                  128%                     135%
7 years or less (but longer than 5 years)                  135%                     147%
10 years or less (but longer than 7 years)                 141%                     163%
15 years or less (but longer than 10 years)                146%                     191%
20 years or less (but longer than 15 years)                154%                     218%
30 years or less (but longer than 20 years)                154%                     244%

    (d) Short-Term Instruments and Cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,
(ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and
(iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P or Fitch and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

        'Moody's Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies:
       (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/ Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

           (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if:

               (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or Fitch or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P or Fitch;

               (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued;

               (iii) the interest rate swap transaction will be marked-to-market daily;

               (iv) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and

               (v) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

           (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 Money Market funds are also eligible investments; and

           (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

        'Moody's Real Estate Industry/Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, 'NAREIT'):

            1. Office

            2. Industrial

            3. Mixed

            4. Shopping Centers

            5. Regional Malls

            6. Free Standing

            7. Apartments

            8. Manufactured Homes

            9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

        '1933 Act' means the Securities Act of 1933, as amended.

        '1940 Act' means the Investment Company Act of 1940, as amended.

        '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

        '1940 Act Preferred Shares Asset Coverage Certificate' means the certificate required to be delivered by the Corporation pursuant to
    Section 12(e) of these Articles Supplementary.

        'Notice of Redemption' means any notice with respect to the redemption of Preferred Shares pursuant to Section 3 of Part I of these Articles Supplementary.

        'Order' has the meaning set forth in' Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the Series pursuant to the request of the Corporation.

        'Other Rating Agency Eligible Assets' means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

        'Other Real Estate Companies' companies which generally derive at least 50% of their revenue from real estate or has at least 50% of its assets in real estate, but not including REITs.

        'Outstanding' means, as of any date, Preferred Shares theretofore issued by the Corporation except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and
    (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

        'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

        'Person' or 'Persons' means and includes an individual, a partnership, the corporation, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        'Potential Beneficial Owner or Holder' has the meaning set forth in
    Section 1 of Part II of these Articles Supplementary.

        'Preferred Shares Basic Maintenance Amount' means as of any Valuation Date as the dollar amount equal to the sum of:

           (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the Preferred Shares outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation
       Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate; (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date;
       (E) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the Preferred Shares; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) less

           (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Trust's assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F).

        'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

        'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.

        'Pricing Service' means any of the following:

           Bloomberg
           Bridge Global Pricing
           Chanin Capital Partners
           Data Resources Inc. (a McGraw-Hill company)
           FT Interactive Data
           JP Morgan Pricing Services
           Loan Pricing Corporation (owned by Reuters)
           Meenan, Mcdevitt & Co., Inc
           Reuters
           Securities Evaluation Services
           Standard & Poor's Evaluation Services
           Thomson Financial Securities Management
           Telerate
           Trepp Pricing Service
           Van Kampen Merritt Investment Advisory Corp Pricing Service CIBC World Markets

        'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

        'Redemption Date' has the meaning set forth in Section 2(c)(ii) of
    Part II of these Articles Supplementary.

        'Redemption Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.

        'Redemption Price' has the meaning set forth in Section 3(a)(i) of
    Part I of these Articles Supplementary.

        'Reference Rate' means, with respect to the determination of the Default Rate, the applicable 'AA' Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

        'Registrar' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

        'REIT' or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

        'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

        'S&P Discount Factor' means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows. The S&P Discount Factor for any S&P Eligible Asset other than the securities set forth below will be the percentage provided in writing by S&P:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
MINIMUM NUMBER OF:
Issuers(1)                                               44        40        44        30
Real Estate Industry/Property Sectors(2)                 10         8         7         7

PERCENT OF ASSETS IN:
Largest Real Estate Industry/Property Sector             17%       25%       30%       30%
2nd Largest Real Estate Industry/Property Sector         15%       20%       25%       25%
3rd Largest Real Estate Industry/Property Sector         12%       15%       15%       15%
4th Largest Real Estate Industry/Property Sector         12%       12%       12%       12%

S&P DISCOUNT FACTOR:
common stock                                            190%      208%      223%      231%
preferred stock(3)                                      157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by NAREIT.

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                    DIVERSIFICATION STANDARD
                                              -------------------------------------
BOND RATING(1)                                LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
--------------                                -------   -------   -------   -------
A                                              116%      117%      119%      118%
A-                                             117%      119%      120%      120%
BBB+                                           119%      121%      122%      122%
BBB                                            121%      122%      124%      124%
BBB-                                           122%      124%      126%      126%
BB+                                            127%      130%      133%      132%
BB                                             133%      137%      141%      139%
BB-                                            139%      144%      149%      147%
B+                                             152%      159%      166%      164%
B                                              163%      172%      182%      179%
B-                                             176%      188%      202%      197%
CCC+                                           198%      212%      230%      224%
CCC                                            236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*                                       102%
Two-Year Treasury Notes                                       104%
Three-Year Treasury Notes                                     108%
Five-Year Treasury Notes                                      109%
10-Year Treasury Notes                                        115%
30-Year Treasury Bonds                                        126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents: The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    (e) The S&P Discount Factor for shares of unrated Rule 2a-7 eligible money market funds affiliated with the Corporation used as 'sweep' vehicles will be 111%. Money market funds rated `AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to cash or Rule 2a-7 eligible money market funds rated AAAm by S&P with effective next day maturities.

        'S&P Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if:

               (i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+, or equivalent by S&P, or higher;

               (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares;

               (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty;

               (iv) If the Corporation fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately;

               (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Corporation's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount; and

               (vi) The Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation's obligations with respect to such caps or floors;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

           (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

           (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency, and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities:
       (i) U.S. Government Securities; (ii) certificates of deposits of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;

       (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance;
       (iii) either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be;
       (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, and IOs or any POs (other than commercial paper with a maturity within 183 days of issuance); and (vii) shares of a Rule 2a-7-eligible money market fund affiliated with the Corporation used as a 'survey account '.

        'S&P OC Test Rating Chart' means the chart set forth below:

MOODY'S RATING          MAPPED S&P RATING
--------------          -----------------
Aaa                         AA+
Aa1                         AA
Aa2                         AA-
Aa3                         A+
A1                          A
A2                          A-
A3                          BBB+
Baa1                        BBB
Baa2                        BBB-
Baa3                        BB+
Ba1                         BB-
Ba2                         B+
Ba3                         B
B1                          B-
B2                          CCC+
B3                          CCC
Caa                         CCC-
NR or below Caa             NR

        'S&P Real Estate Industry/Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

            1. Office

            2. Industrial

            3. Mixed

            4. Shopping Centers

            5. Regional Malls

            6. Free Standing

            7. Apartments

            8. Manufactured Homes

            9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

        'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

        'Sell Order' has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

        'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

           (iii) overnight funds;

           (iv) U.S. Government Securities; and

           (v) Rule 2a-7 eligible money market funds.

        'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

        'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-

    Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

        'Standard Dividend Period' means a Dividend Period of 28 days for the Series, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day.

        'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        'Transfer Agent' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.

        'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation.

        'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        'Valuation Date' means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

        'Voting Period' has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

        'Winning Bid Rate' has the meaning set forth in Section 4(a)(iii) of
    Part II of these Articles Supplementary.

    18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

    1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms will have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary will have the respective meanings specified in Part I of these Articles Supplementary.

        'Agent Member' means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        'Available Shares' has the meaning set forth in Section 4(a)(i) of
    Part II of these Articles Supplementary.

        'Existing Holder' means (a) a person who beneficially owns those shares of the Series listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those shares of the Series which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a Master Purchaser's Letter.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Master Purchaser's Letter' means the letter which is required to be executed by each prospective purchaser of shares of the Series or the Broker-Dealer through whom the shares will be held.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Potential Holder,' means (a) any Existing Holder who may be interested in acquiring additional shares of the Series or (b) any other person who may be interested in acquiring shares of the Series and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a Master Purchaser's Letter.

        'Sell Order' has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

        'Submitted Bid Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Hold Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Order' has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

        'Submitted Sell Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Sufficient Clearing Orders' means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of shares of the Series that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of shares of the Series that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of shares of the Series that are subject to Submitted Sell Orders.

        'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the Series which, when added to the number of shares of the Series to be purchased by the Potential Holders described in clause (B) above and the number of shares of the Series subject to Submitted Hold Orders, would be equal to the number of shares of the Series.

    2. Orders.

    (a) On or prior to the Submission Deadline on each Auction Date for shares of the Series:

        (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

           (A) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the Series for the next succeeding Dividend Period of such shares;

           (B) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of the Series for the next succeeding Dividend Period of shares of the Series will be less than the rate per annum specified by such Beneficial Owner; and/or

           (C) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the Series for the next succeeding Dividend Period of shares of the Series; and

        (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, will in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of the Series for the next succeeding Dividend Period of shares of the Series will not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an 'Order' and collectively as 'Orders' and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a 'Bidder' and collectively as 'Bidders'; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a 'Hold Order' and collectively as 'Hold Orders'; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a 'Bid' and collectively as 'Bids'; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a 'Sell Order' and collectively as 'Sell Orders.'

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date will be less than the rate specified therein;

        (B) such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date will be equal to the rate specified therein; or

        (C) the number of Outstanding shares of the Series specified in such Bid if the rate specified therein will be higher than the Maximum Rate for shares of the Series, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein will be higher than the Maximum Rate for shares of the Series and Sufficient Clearing Bids for shares of the Series do not exist.

    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of the Series specified in such Sell Order; or

        (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of the Series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series will not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii) A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date will constitute an irrevocable offer to purchase:

        (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date will be higher than the rate specified therein; or

        (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date will be equal to the rate specified therein.

    (c) No Order for any number of shares of the Series other than whole shares will be valid.

    3. Submission of Orders by Broker-Dealers to Auction Agent.

    (a) Each Broker-Dealer will submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of the Series of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and will specify with respect to each Order for such shares:

        (i) the name of the Bidder placing such Order (which will be the Broker-Dealer unless otherwise permitted by the Corporation);

        (ii) the aggregate number of shares of the Series that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder of shares of the Series:

           (A) the number of shares, if any, of the Series subject to any Hold Order of such Existing Holder;

           (B) the number of shares, if any, of the Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

           (C) the number of shares, if any, of the Series subject to any Sell Order of such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder of shares of the Series, the rate and number of shares of the Series specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next highest one thousandth (.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 7 Dividend Period days, the Auction Agent will deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of the Series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

        (i) all Hold Orders for shares of the Series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;

        (ii) (A) any Bid for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;

        (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of the Series equal to such excess;

        (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

        (D) in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and

        (iii) all Sell Orders for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

    4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

    (a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and will determine for the Series:

        (i) the excess of the number of Outstanding shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the 'Available Shares of the Series');

        (ii) from the Submitted Orders for shares of the Series whether:

           (A) the number of Outstanding shares of the Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of the Series; exceeds or is equal to the sum of

           (B) the number of Outstanding shares of the Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of the Series; and

           (C) the number of Outstanding shares of the Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as 'Sufficient Clearing Bids' for shares of the Series); and

        (iii) if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of the Series) which if:

           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and

           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Shares of the Series.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent will advise the Corporation of the Maximum Rate for shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the Series for the next succeeding Dividend Period thereof as follows:

        (i) if Sufficient Clearing Bids for shares of the Series exist, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Winning Bid Rate for shares of the Series so determined;

        (ii) if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Maximum Rate for shares of the Series; or

        (iii) if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be the All Hold Rate.

    5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders will continue to hold the shares of the Series that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders will be accepted or rejected by the Auction Agent and the Auction Agent will take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of the Series will be accepted and, subject to the provisions of paragraphs (d) and (e) of this
    Section 5, Submitted Bids with respect to shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series will be rejected:

           (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series will be accepted, thus requiring each such Existing Holder to sell the shares of the Series subject to such Submitted Bids;

           (ii) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be rejected, thus entitling each such Existing Holder to continue to hold the shares of the Series subject to such Submitted Bids;

           (iii) Potential Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be accepted;

           (iv) each Existing Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be rejected, thus entitling such Existing Holder to continue to hold the shares of the Series subject to such Submitted Bid, unless the number of Outstanding shares of the Series subject to all such Submitted Bids will be greater than the number of shares of the Series ('remaining shares') in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder will be rejected in part, and such Existing Holder will be entitled to continue to hold shares of the Series subject to such Submitted Bid, but only in an amount equal to the shares of the Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

           (v) each Potential Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) through
       (iv) of this paragraph (a) by a fraction, the numerator of which will be the number of Outstanding shares of the Series subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.

        (b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series will be rejected:

           (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be rejected, thus entitling such Existing Holders to continue to hold the shares of the Series subject to such Submitted Bids;

           (ii) Potential Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be accepted; and

           (iii) Each Existing Holder's Submitted Bid for shares of the Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder will be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such

       Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for shares of the Series will be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, round up or down the number of shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be whole shares of the Series.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, allocate shares of the Series for purchase among Potential Holders so that only whole shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the Series on such Auction Date.

        (f) Based on the results of each Auction for shares of the Series, the Auction Agent will determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they will deliver, or from which other Potential Holder(s) or Existing Holder(s) they will receive, as the case may be, shares of the Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of the Series that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the Series that have been accepted in whole or in part will constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Corporation nor the Auction Agent nor any affiliate of either will have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of the Series or to pay for shares of the Series sold or purchased pursuant to the Auction Procedures or otherwise.

    6. Transfer of Preferred Shares. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of the Series only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of the Series from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that

Broker-Dealer or another customer of that Broker-Dealer will not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made will advise the Auction Agent of such transfer.

                         [Remainder of page left blank]

    IN WITNESS WHEREOF, COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC. has caused these presents to be signed in its name and on its behalf by its
President and witnessed by its Assistant Secretary on this    day of   , 2004.

WITNESS:

By:
    ..................................
Name: Lawrence B. Stoller
Title: Assistant Secretary

                                          COHEN & STEERS ADVANTAGE
                                          INCOME REALTY FUND, INC.

                                          By:
                                              ..................................
                                          Name: Martin Cohen
                                          Title: President

    THE UNDERSIGNED, President of the COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          ......................................
                                          Name: Martin Cohen
                                          Title: President

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL INFORMATION AND EXHIBITS

(1) Financial Information:

    Part A -- Financial Highlights for the period ended June 30, 2004
              (unaudited), the years ended December 31, 2003 and December 31, 2002 (audited) and the period May 31, 2001 through December 31, 2001 (audited)

    Part B -- Report of Independent Accountants

           -- Statement of Assets and Liabilities, as of December 31, 2003
              (audited)

           -- Statement of Operations, for the year ended December 31, 2003
              (audited)

           -- Statement of Changes in Net Assets, for the year ended
              December 31, 2003 (audited), the year ended December 31, 2002 (audited) and the period May 31, 2001 through December 31, 2001 (audited)

           -- Financial Highlights for the year ended December 31, 2003
              (audited), the year ended December 31, 2002 (audited) and the period May 31, 2001 through December 31, 2001 (audited)

           -- Notes to Financial Statements (audited)

           -- Statement of Assets and Liabilities, as of June 30, 2004
              (unaudited)

           -- Statement of Operations, for the six months ended June 30, 2004
              (unaudited)

           -- Statement of Changes in Net Assets, for the six months ended
              June 30, 2004 (unaudited), the year ended December 31, 2003 (audited)

           -- Financial Highlights for the period ended June 30, 2004
              (unaudited), the year ended December 31, 2003 (audited), the year ended December 31, 2002 (audited) and the period May 31, 2001 through December 31, 2001 (audited)

           -- Notes to Financial Statements (unaudited)

(2) Exhibits:

(a)  -- Amended and Restated Articles of Incorporation.'D'
(b)  -- Amended and Restated By-Laws.'D'
(c)  -- Not applicable.
(d)  -- (i) Articles of Amendment to the Articles Supplementary
        Creating and Fixing the Rights of Series M and Series W
        Auction Rate Cumulative Preferred Shares, dated May 15,
        2002.'D''D'
     -- (ii) Articles of Amendment to Articles Supplementary
        Creating and Fixing the Rights of Series F28 Auction
        Market Preferred Shares.'D''D''D'
     -- (iii) Form of Articles Supplementary Creating Series
        Auction Rate Preferred Shares and Series   Auction Rate
        Preferred Shares.**
     -- (iii) Specimen Certificate for Series   Auction Rate
        Preferred Shares and Series   Auction Rate Preferred Shares.**
(e)  -- Dividend Reinvestment Plan.'D'
(f)  -- Not applicable.
(g)  -- Investment Management Agreement.'D'
(h)  -- Form of Purchase Agreement.**
(i)  -- Not applicable.
(j)  -- Form of Master Custodian Agreement.'D'
(k)  -- (i) Form of Transfer Agency, Registrar and Dividend
        Disbursing Agreement.'D'
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager.'D'
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company.'D'

     -- (iv) Form of Auction Agency Agreement between the Fund
        and The Bank of New York.**
     -- (v) Form of Broker-Dealer Agreement.**
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett LLP.**
     -- (ii) Opinion and Consent of Venable LLP.**
(m)  -- Not applicable.
(n)  -- Consent of Independent Accountants.*
(o)  -- Not applicable.
(p)  -- Not applicable.
(q)  -- Not applicable.
(r)  -- (i) Code of Ethics of the Fund.'D'
     -- (ii) Code of Ethics of Investment Manager.'D'
(s)  -- Powers of Attorney.'D'

---------

        * Filed herewith.

       ** To be filed by subsequent amendment.

      'D' Incorporated by reference to Amendment No. 2 to the Fund's
          Registration Statement, (File Nos. 333-399110 and 811-09993) filed May 24, 2001.

   'D''D' Incorporated by reference to Amendment No. 2 to the Fund's
          Registration Statement, (File Nos. 333-100620 and 811-09993) filed December 9, 2002.

'D''D''D' Incorporated by reference to Amendment No. 2 to the Fund's
          Registration Statement, (File Nos. 333-107125 and 811-09993) filed on September 9, 2003.

ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The approximate expenses in connection with the Offering, all of which are being borne by the Registrant, are as follows:

Printing Costs..............................................  $
Legal Fees..................................................  $
Auditing Fees...............................................  $
Registration Fees...........................................  $
S&P and Moody's Rating Initial Costs........................  $
Miscellaneous...............................................  $
                                                              --------
                                                              $
                                                              --------
                                                              --------

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    Set forth below is the number of record holders as of            , 2004, of
each class of securities of the Registrant:

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares...............................................
Series M Preferred Shares, par value $0.001 per share.......
Series W Preferred Shares, par value $0.001 per share.......
Series TH Preferred Shares, par value $0.001 per share......
Series F28 AMPS, par value $0.001 per share.................
Series    Preferred Shares, par value $0.001 per share......
Series    Preferred Shares, par value $0.001 per share......

ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Charter (the 'Charter'), and Article VIII, of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Charter. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its stockholders is set forth in Section 5 of the Investment Management Agreement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The description of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                NAME                                              TITLE
                ----                                              -----
Robert H. Steers.....................  Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen.........................  Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey.....................  President
Adam Derechin........................  Chief Operating Officer
John J. McCombe......................  Executive Vice President
Douglas R. Bond......................  Executive Vice President
Lawrence B. Stoller..................  Senior Vice President and General Counsel
William F. Scapell...................  Senior Vice President, Director of Fixed Income Investments
Robert Becker........................  Senior Vice President
William J. Frischling................  Senior Vice President
James S. Corl........................  Senior Vice President
Kevin P. Norton......................  Senior Vice President
Jay J. Chen..........................  Senior Vice President
Victor M. Gomez......................  Senior Vice President and Chief Financial Officer
Rahul Bhattacharjee..................  Vice President and Director of Investment Research
Anthony Dotro........................  Vice President
Mark Freed...........................  Vice President
Robert Tisler........................  Vice President
Norbert Berrios......................  Vice President
Terrance R. Ober.....................  Vice President
Thomas Bohjalian.....................  Vice President
David Oakes..........................  Vice President
Hoyt Peters..........................  Vice President
Salvatore Rappa......................  Vice President and Associate General Counsel
John McLean..........................  Vice President and Associate General Counsel
Blair Lewis..........................  Vice President
Scott Collins........................  Vice President
Rizaldi Santiago.....................  Controller

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Select Utility Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (1) The Registrant undertakes to suspend the offering of Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) The Registrant undertakes that:

        a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

        b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

    Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York, on the 1st day of October 2004.

                                          COHEN & STEERS ADVANTAGE INCOME
                                          REALTY FUND, INC.

                                          By:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                          CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                              TITLE                            DATE
                ---------                              -----                            ----
             /s/ MARTIN COHEN               Director, President and Treasurer      October 1, 2004
 .........................................
              (MARTIN COHEN)

                     *                      Director, Chairman and Secretary       October 1, 2004
 .........................................
            (ROBERT H. STEERS)

                     *                      Director                               October 1, 2004
 .........................................
              (BONNIE COHEN)

                     *                      Director                               October 1, 2004
 .........................................
            (GEORGE GROSSMAN)

                     *                      Director                               October 1, 2004
 .........................................
           (RICHARD J. NORMAN)

                     *                      Director                               October 1, 2004
 .........................................
             (FRANK K. ROSS)

                     *                      Director                               October 1, 2004
 .........................................
         (WILLARD H. SMITH, JR.)

*By         /s/ MARTIN COHEN
    ......................................
              MARTIN COHEN,
            ATTORNEY-IN-FACT**

                        STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as...................................   'D'
The division sign shall be expressed as................................... [div]
Characters normally expressed as superscript shall be preceded by.........  'pp'